SUPPLEMENT DATED AUGUST 8, 2026 TO THE FOLLOWING PROSPECTUS DATED MAY 1, 2026
New York Life Survivorship Variable Universal Life Accumulator II
INVESTING IN THE FOLLOWING SEPARATE ACCOUNT
NYLIAC Variable Universal Life Separate Account-I
This supplement updates certain information contained in the Prospectus for the New York Life Survivorship Variable Universal Life Accumulator II (“SVUL Accumulator II”) policy issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). Please read this supplement carefully and retain it with your Prospectus and SAI for future reference.
The following optional riders will be available, subject to state availability, underwriting restrictions, administrative rules, and other eligibility requirements described in the Prospectus and the applicable rider form:
●
Extended No Lapse Guarantee Rider (“ENLG Rider”)
●
Estate Protection Rider (“EPR”)
●
Level First-to-Die Term Rider (“First-to-Die Rider”)
The Extended No Lapse Guarantee Rider and the Estate Protection Rider will be available as of the date of this supplement. The Level First-to-Die Rider will be available on or around November 7, 2026. Except as described in this supplement, all other terms and provisions of the Prospectus and SAI remain unchanged.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
FEES AND EXPENSES—Ongoing Fees and Expenses
The following is added after the third sentence of the first paragraph (Prospectus Page 5):
Election of certain optional riders, including the Extended No Lapse Guarantee Rider, may change the amount, structure, or duration of certain ongoing policy charges.
RISKS—Contract Lapse
The following is added after the existing discussion of lapse risk (Prospectus Page 7):
If elected, the Extended No Lapse Guarantee Rider may help prevent policy lapse even if the Policy’s Cash Surrender Value is insufficient to pay Monthly Deduction Charges.
RESTRICTIONS—Optional Benefits
The following bullet point is added (Prospectus Page 8):
●
Some optional benefits may change the structure, amount or duration of certain charges under the policy.

OVERVIEW OF THE POLICY
Summary of Primary Features
The following replaces the last sentence under “Life Insurance Benefit Options” (Prospectus Page 10):
The Return of Premium Rider, Survivorship Level Term Rider, and Estate Protection Rider, which are optional riders that may be purchased on the policy, may increase the life insurance benefit payable under the policy. Additional charges may apply for these riders.
The following paragraph is added after the first paragraph under “No Lapse Guarantees” (Prospectus Page 11):
You may also elect to receive no lapse guarantee benefits through the purchase of the Extended No Lapse Guarantee Rider. If elected, the rider provides an additional no lapse guarantee benefit beyond the policy’s embedded No Lapse Guarantee. The policy will remain eligible for no lapse guarantee protection if either the policy’s No Lapse Guarantee requirements or the Extended No Lapse Guarantee Rider requirements are satisfied. See “Termination and Reinstatement – No Lapse Guarantees”.
The information under “Optional Riders” is replaced with the following (Prospectus Page 12):
The policy offers additional insurance coverage and other benefits through optional riders, including accelerated death benefits, those that add to the life insurance benefit or provide additional life insurance protection, benefits that defer monthly deduction charges to provide additional lapse protection and that provide overloan protection against lapse. Certain riders have costs associated with them. These benefits and costs are summarized in the Table contained in the section on “Description of the Policy - Additional Benefits Through Riders and Options”.
TABLE OF FEES AND EXPENSES
The following replaces the current Per Thousand of Face Amount Charge disclosure which is in the third column of the table headed “Periodic Charges Other than Funds’ Operating Expenses” (Prospectus Page 16):

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Per Thousand of
Face Amount
Charge

•Without the
Extended No
Lapse
Guarantee
Rider[3]

Charge for
Representative
Investors
(Male/Female,
40/40,
Preferred/
Preferred) for
$250,000 of
Face Amount

•Once the
Extended No
Lapse
Guarantee
Rider is Elected
Monthly for the first 20 years Monthly to Younger Insured Age 121
Charge per $1,000
of Face Amount
Amount

Guaranteed
Maximum: $1.78889
per month

Minimum: $0.05947
per month

$0.13467 per month

Charge per $1,000
of Face Amount

Guaranteed
Maximum: $1.31866
per month

Minimum: $0.05188
per month

$0.11749 per month

(Initial Charge is
based on the issue
ages, genders,
classes of risk, and
Face Amount at
issue)

The following is added to the end of footnote 1 pertaining to the Per Thousand of Face Amount Charge (Prospectus Page 17):
The Per Thousand Face Amount Charge that will apply to the policy depends on whether the Extended No Lapse Guarantee rider is elected. The applicable charges are shown in the table above. The Per Thousand Face Amount Charge applicable upon election of the Extended No Lapse Guarantee Rider will continue to apply even if the rider later terminates.
The following rows are added under “Riders” (Prospectus Page 16):

Riders
Charge	When Charge Is Deducted	Amount Deducted
Extended No Lapse Guarantee Rider Monthly Extended NLG Mortality and Expense Risk Charge	Monthly until rider expires	Guaranteed Maximum: 0.40% charged as an annual percentage of the Separate Account Value Current: 0.20% charged as an annual percentage of the Separate Account Value
Estate Protection Rider

Maximum Guaranteed Charge for
Representative Investors:
(Male/Female, Age 40/40,
Preferred/Preferred) for $250,000
Face Amount

Current Charge for Representative
Investors: (Male/Female, Age
40/40,Preferred/Preferred) for
$250,000 Face Amount
Monthly until rider expires
Charge per month per $1,000 of
EPR Face Amount

Minimum and Maximum
Guaranteed Charge:
$0.00001—$83.33

Minimum and Maximum Current
Charge:
$0.00001—$83.33

$0.00012 per month for the first
Policy Year

$0.00012 per month for the first
Policy Year

Riders
Charge	When Charge Is Deducted	Amount Deducted
Level-First-to-Die Term Rider

Maximum Guaranteed Charge for
Representative Investors:
(Male/Female, Age 40/40,
Preferred/Preferred) for $250,000
Face Amount

Current Charge for Representative
Investors: (Male/Female, Age
40/40,Preferred/Preferred) for
$250,000 Face Amount
Monthly until rider expires
Charge per month per $1,000 of
rider Term Face Amount

Minimum and Maximum
Guaranteed Charge:
$0.05501—$83.33

Minimum and Maximum Current
Charge:
$0.01503—$83.33

$0.20515 per month for the first
Policy Year

$0.04546 per month for the first
Policy Year

SUMMARY OF PRINCIPAL RISKS AND INVESTING IN THE POLICY
Risk of Lapse (especially on minimally-funded Policies)
The following is added to the end of the disclosure in this section (Prospectus Page 19):
If elected, the Extended No Lapse Guarantee Rider may help prevent policy lapse even if the Policy’s Cash Surrender Value is insufficient to pay Monthly Deduction Charges. However, the rider requires sufficient premium payments to satisfy a required premium test and may terminate if those requirements are not met. Partial surrenders, policy loans, and accrued loan interest will affect the required premium test and may result in termination of the rider.
CHARGES ASSOCIATED WITH THE POLICY
Deductions From Cash Value
The following is added at the end of the disclosure under the heading “Monthly Per Thousand of Face Amount Charge” (Prospectus Page 31):
If the Extended No Lapse Guarantee Rider is elected, the Monthly Per Thousand Face Amount Charge applicable under the policy will differ from, and replace, the charge otherwise applicable without the rider. This charge will never exceed $1.31866 per thousand of Face Amount but will be applicable until the younger insured is age 121. Once the rider is elected, the revised Monthly Per Thousand of Face Amount Charge will be reflected on the Policy Specifications Page and will continue to be applicable even if the rider later terminates.

Rider Charges
The disclosure under the heading “Rider Charges” is replaced with the following (Prospectus Page 35):
A monthly charge will be deducted if the Survivorship Level Term Rider, Extended No Lapse Guarantee Rider, Estate Protection Rider, or Level First-To-Die Term Rider is in effect. The current periodic charges for these riders will vary based on the characteristics of the insureds.
The charge structure of certain policy charges may change if the Extended No Lapse Guarantee Rider or the Return of Premium Rider are elected.
●
The Monthly Per Thousand Face Amount Charge applicable under the policy will change with the election of the Extended No Lapse Guarantee Rider. See “Charges Associated with the Policy—Deductions from Cash Value—Monthly Per Thousand of Face Amount Charge.”’
●
The Monthly Cost of Insurance Charges under the Return of Premium rider may change in certain circumstances. See “Table of fees and Expenses—Periodic Charges Other than Portfolios’ Annual Operating Expenses”.
A current one-time charge will be applied if you exercise Living Benefits Rider or the Overloan Protection Rider.
●
The current one-time fee for the Living Benefits Rider is $150.
●
The current one time fee for the Overloan Protection Rider is based on a percentage of the Cash Value and the attained age of the younger insured.
The fees and charges for the riders specified above will never be greater than the maximum charges specified in the Table of Fees and Expenses. See “Table of Fees and Expenses” for more information about specific charges for the riders.
DESCRIPTIONS OF THE POLICY
Additional Benefits Through Riders and Options
The first three sentences of the first paragraph under the heading “Additional Benefits Through Riders and Options” are deleted and replaced with the following (Prospectus Page 41):
Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. Any rider you choose will have its own charges. The Return of Premium Rider, Overloan Protection Rider, Estate Protection Rider, Level Term First-to-Die Rider and the Extended No Lapse Guarantee Rider (except it may be available for certain existing policies as described in the “State Variations and Rider Availability” section) can be elected only upon the issuance of the policy, and the Living Benefits Rider can only be elected after the death of the first insured to die; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue.
The following rows are added to the table (Prospectus Page 47):
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Extended No Lapse Guarantee Rider
Guarantees that the policy
will not lapse beyond the
Guarantee Period even if the
policy’s Cash Surrender
Value is insufficient to pay
Monthly Deduction Charges,
subject to satisfaction of a
required premium test.
		Optional	•Only available at policy issue, except for certain existing policies as discussed in the “State Variations and Rider Availability” section. •Requires sufficient

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

premium payments to
satisfy a required premium
test.

•Partial surrenders, policy
loans, and accrued loan
interest will affect the
required premium test and
may result in termination of
the rider.

•Election of the rider results
in a change in the structure
of the Monthly Per
Thousand of Face Amount
Charge. The revised
charge structure will be
applicable even if the rider
is later terminated.

•There is also an additional
rider specific Mortality and
Expense Risk charge
which will apply in addition
to the Monthly Mortality
and Expense Risk charge
of the policy. This charge
will end if the rider
terminates.

•The rider is only available
with Life Insurance Benefit
Option 1 and only if CVAT
is elected.

•The rider will terminate if a
face amount increase is
requested on the policy.

•The rider is not available if
the Return of Premium
Rider or the Level Term
First-to-Die Rider are
elected.

Estate Protection Rider	Provides additional insurance protection for the first four Policy Years if both Insureds die.	Optional	•Only available at policy issue.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Level First-to-Die Term Rider	Provides a level term insurance death benefit upon the death of the first insured while the rider is in effect.	Optional	•The benefit is only paid once (even if both insureds die at the same time). •Only available at policy issue. •This rider is not available if the Extended No Lapse Guarantee Rider is elected.
The following is added under the table (Prospectus Page 47):
●
Extended No Lapse Guarantee Rider
The rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to pay the Monthly Deduction Charges as long as the rider remains on the policy and the conditions set forth in the rider are met.
If the Monthly Deduction Charges exceed the policy’s Cash Surrender Value, we will deduct as much of the Monthly Deduction Charges from the policy’s Cash Value as possible and defer the remaining amount, including charges for this rider and any other riders attached to the policy. The charges are deferred to the earlier of the Monthly Deduction Day on which:
●
The Cash Surrender Value is sufficient to pay any outstanding deferred Monthly Deduction Charges;
●
The rider is no longer in effect, and we send you a bill for any outstanding deferred Monthly Deduction Charges; or
●
The required premium test is not satisfied, and your policy enters the Late Period.
In exchange for the guarantee provided by this rider, you must pay sufficient premium to satisfy the rider’s required premium test and keep the rider in force. The premium required to satisfy this test varies based on your policy and the timing and amount of premiums and may change if you modify your policy or any riders attached to your policy. Partial surrenders, policy loans, and accrued loan interest will affect the required premium test and may result in termination of the rider.
If the required premium test is not satisfied on a Monthly Deduction Day, we will notify you and request a premium payment sufficient to:
●
satisfy the failed required premium test; and
●
satisfy the required premium test for the following two Monthly Deduction Days.
If the required premium payment is not made within 62 days following the Monthly Deduction Day that the test was not satisfied, the rider will terminate and cannot be reinstated.
In addition, if at such time there is insufficient Cash Surrender Value to pay the Monthly Deduction Charges, the Base Policy will be subject to the Late Period and Lapse provisions as described in this prospectus.
The rider has a Monthly Extended NLG Mortality and Expense Risk Charge and a revised Monthly Per Thousand Face Amount Charge. The revised Monthly Per Thousand Face Amount Charge is reflected on the Policy Specifications Page and will continue to apply even if the rider later terminates.

We reserve the right to establish investment restrictions in connection with the rider. We currently do not impose any such restrictions.
The rider ends if the policy ends, if a face amount increase or change from Life Insurance Benefit Option 1 is requested, on the rider expiration date or 62 days after the required premium test is not met and the required premium payment was not made. You can also cancel this rider at any time by sending us signed written notice in Good Order. The rider is only available at issue, except as otherwise provided for in the “State Variations and Rider Availability” section.
Example: The following illustrates how the required premium test is performed and the rider benefit for a Representative Insured (Male/Female, Age 40/40, Preferred/Preferred rating) on a policy with $250,000 of Face Amount, Life Insurance Benefit Option 1, and a Monthly ENLG Premium of $200. If the ENLG Premium Test is greater than or equal to the ENLG Required Premium, the Test is passed.
Policy Year	Premiums Paid	ENLG Required Premium	ENLG Test Passed?	Cash Surrender Value	Monthly Deduction Charges	ENLG Keeps Policy Inforce?
1	$200	$200	Yes	$50	$50	Yes
2	$200	$200	Yes	$100	$50	Yes
3	$200	$200	Yes	$50	$50	Yes
4	$0	$200	No	$0	$50	No
5	$0	$200	No	-$50	$50	No
6	$0	$200	No	-$100	$50	No
●
Estate Protection Rider
The Estate Protection Rider provides additional insurance protection during the first four policy years if both insureds die while the rider is in effect. Rider charges apply. The rider is only available at policy issue. You can cancel this rider at any time by sending us signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.
Example: The following illustrates the benefit available under the Estate Protection Rider, assuming a rider Face Amount of $100,000 and a Policy Face Amount of $250,000, issued on Insureds (Male/Female, Age 40/40, Preferred/Preferred Rating), the first of whom dies at the beginning of Policy Year 2 and the second of whom dies at the end of Policy Year 3, under the Rider.

Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit
1	$0.12	$0.12	$0
2	$0.48	$0.60	$0
3	$0.84	$1.44	$100,000
4	$0	$1.44	$0
5	$0	$1.44	$0
●
Level First-to-Die Term Rider
The Level First-to-Die Term Rider provides a level term insurance death benefit if either insured dies while the rider is in effect. The benefit under this rider is payable only once, even if both insureds die at the same time. Rider charges apply. You may decrease the Face Amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the Face Amount of this rider. You may cancel this rider at any time by sending us signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.
Example: The following illustrates the benefit available under the Level First-to-Die Term Rider, assuming a rider Face Amount of $100,000 and a Policy Face Amount of $250,000, issued on Insureds (Male/Female, Age 40/40, Preferred/Preferred Rating), one of whom dies at the end of Policy Year 7 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit
1	$54.60	$54.60	$0
2	$83.40	$138.00	$0
3	$99.72	$237.72	$0
4	$117.96	$355.68	$0
5	$140.40	$496.08	$0
6	$161.64	$657.72	$0
7	$186.72	$844.44	$100,000
8	$0	$844.44	$0
POLICY PAYMENT INFORMATION
Changing Your Life Insurance Benefit Option
The following is added to the end of the first paragraph (Prospectus Page 72):
If you elected the Extended No Lapse Guarantee Rider, an option change from Option 1 to Option 2 will terminate the rider.

TERMINATION AND RESTATEMENT
No Lapse Guarantees
The following disclosure is added to the end of the section (Prospectus Page 78):
Extended No Lapse Guarantee Rider
If elected, the Extended No Lapse Guarantee Rider can also provide lapse protection. As long as the rider remains in effect and satisfies the required premium test, the rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to pay Monthly Deduction Charges.
See “Charges Associated with the Policy” and “Additional Benefits Through Riders and Options — Extended No Lapse Guarantee Rider” for more information.
STATE VARIATIONS AND RIDER AVAILABILITY
State Variations
The following is added directly under the heading “Rider Availability” (Prospectus Page 91):
Some riders may not be available in all jurisdictions. Contact your registered representative for more information.
The following is added at the end of the “Rider Availability” section (Prospectus Page 91):
Extended No Lapse Guarantee
●
In jurisdictions where the rider is available, the rider may be added to existing policies issued between May 1, 2026 and August 7, 2026, if such election is made before September 7, 2026.
●
After September 7, 2026 and for all policies issued on or after August 8, 2026 in jurisdictions where the rider is available, the rider may only be elected at policy issuance.
Level First-to-Die Term
This rider will be available on or around November 7, 2026.
The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010

New York Life Insurance and Annuity Corporation

New York Life Survivorship Variable Universal Life Accumulator II
Prospectus—May 1, 2026
A flexible premium variable universal life insurance contract offered to individuals under NYLIAC Variable Universal Life Separate Account-I
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
or call our toll-free number: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539
Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	NYLIAC 5450 N. Cumberland Avenue, Suite 100 Chicago, IL 60656-1422
This prospectus describes the New York Life Survivorship Variable Universal Life Accumulator II (“SVUL”) policy, an individual, flexible premium variable universal life insurance policy issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The New York Life Survivorship Variable Universal Life Accumulator II policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.
This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Free Look. If you are a new purchaser of a policy, you may cancel your policy within 20 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your policy, you will receive either a full refund of the amount you paid with your application or your policy’s Cash

Value, plus any Premium Expense Charge and Monthly Deduction Charges, minus loans and accrued loan interest. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The New York Life Survivorship Variable Universal Life Accumulator II Prospectus and Statement of Additional Information are available at https://dfinview.com/NewYorkLife/PUFT/svulaccii.

i

ii

iii

Definitions

1933 Act: The Securities Act of 1933, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Available Cash Value: The Cash Value less any unpaid loans and accrued loan interest. Any Monthly Deduction Charges in excess of this amount will be deferred under the No Lapse Guarantee. See “Termination and Reinstatement—No Lapse Guarantee” for more information.
Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).
Cash Surrender Value: The Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.
Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account, DCA Plus Account, DCA Extension Account and the Loan Account.
Cash Value Accumulation Test or CVAT: An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Dollar-Cost Averaging (“DCA”) Accounts: The DCA Plus Account and the DCA Extension Account. The DCA Accounts are supported by the assets in NYLIAC’s General Account. Although the DCA Accounts are considered Fixed Investment Options, they are not part of the Fixed Account.
Dollar-Cost Averaging Extension (“DCA Extension”) Account: The dollar-cost averaging account used specifically for the DCA Extension Program. The amount in the DCA Extension Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Dollar-Cost Averaging Plus (“DCA Plus”) Account: The 12-month dollar-cost averaging account used specifically for the DCA Plus Program. The amount in the DCA Plus Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.
Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial face amount shown on the Policy Specifications Page, plus or minus any changes to the initial face amount.
FINRA: The Financial Industry Regulatory Authority, Inc.
Fixed Account: An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change, but will never be less than the Guaranteed Minimum Interest Rate. The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest which accrues and is credited on a daily basis.
Fixed Investment Options: The Fixed Investment Options consist of the Fixed Account, the DCA Plus Account and the DCA Extension Account. Fixed Investment Options are part of NYLIAC’s General Account.
Flat Extra: An additional charge that may be assessed and added to the Monthly Cost of Insurance Charge to cover an additional risk on the Insured. If applicable, the amount and duration of any Flat Extra will be displayed under the Table of Guaranteed Maximum Monthly Cost of Insurance Rates shown on your Policy Specifications Pages.
Fund: An open-end management investment company.
General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.
Good Order: A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.
Guaranteed Minimum Interest Rate or GMIR: The guaranteed minimum interest crediting rate, which will never be less than 2% per annum.
Guarantee Period: The period of time during which the No Lapse Guarantee is in effect. This period of time varies depending on the issue age of the younger insured. Please see “Termination and Reinstatement—No-Lapse Guarantees” for more information.
Guideline Premium Test or GPT: An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Initial Premium Transfer Date: The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, the DCA Plus Account and the DCA Extension Account.
IRC: Internal Revenue Code of 1986, as amended.
IRS: The Internal Revenue Service.
Issue Date: The date we issue the policy as specified on the Policy Specifications Page.
Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.
Life Insurance Proceeds: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and any unpaid or deferred Monthly Deduction Charges.
Loan Account: The Loan Account reflects that part of your Cash Value that has been transferred from the Investment Options as collateral for policy loans.
Maximum Persistency Credit Percentage: The maximum percentage we will apply to your Cash Value on an annual basis if a persistency credit is paid. If paid, the actual percentage paid may be lower than the Maximum Persistency Credit Percentage.
Modified Endowment Contract or MEC: A modified endowment contract, which is a type of life insurance contract defined in Section 7702A of the Internal Revenue Code. For a description of MECs and the tax consequences of MEC status, please see “Federal Income Tax Considerations—Modified Endowment Contract Status” below.
Monthly Contract Charge: A monthly charge that is deducted from the Cash Value of your Policy for the costs of providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.
Monthly Cost of Insurance Charge: A monthly charge that is deducted from the Cash Value of your Policy for the costs of providing a Life Insurance Benefit.

Monthly Deduction Charges: The Monthly Contract Charge, the Monthly Cost of Insurance Charge, the Monthly Mortality and Expense Risk Charge, the Monthly Per Thousand of Face Amount Charge, and any applicable monthly rider charges deducted from your policy’s Cash Value.
Monthly Deduction Day: The date that we deduct the Monthly Deduction Charges from your policy’s Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment in Good Order. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.
Monthly Mortality and Expense Risk Charge: A monthly charge that is assessed to cover the risk that the group of lives that we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have anticipated (expense risk).
Monthly Per Thousand of Face Amount Charge: A monthly charge that is based on the Insured’s class of risk, gender, Issue Age, Policy duration and Face Amount.
Net Amount at Risk: As of any Monthly Deduction Day, the difference between (i) the Life Insurance Benefit divided by 1.0032737, and (ii) the policy’s Cash Value. See “Deductions from Cash Value—Monthly Cost of Insurance Charge" for more information.
Net Premium: The balance of a premium payment after the Premium Expense Charge has been deducted.
No Lapse Guarantee Minimum Monthly Premium: An amount listed on the Policy Specifications Page. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis, as long as you pay a sufficient amount to pass the No Lapse Guarantee Premium Test. The No Lapse Guarantee Minimum Monthly Premium is recalculated based on any change in coverage, such as a Face Amount Increase or Decrease made under the policy and applicable riders, adding or deleting a rider, and/or a change in class of risk.
No Lapse Guarantee Required Premium: An amount equal to, on any Monthly Deduction Day, the cumulative sum of all No Lapse Guarantee Minimum Monthly Premiums from the Policy Date up to that Monthly Deduction Day.
Non-Qualified Policy: A variable universal life insurance policy that is not a Qualified Policy.
NYLIAC: New York Life Insurance and Annuity Corporation.
NYLIC: New York Life Insurance Company.
NYLIFE Distributors: NYLIFE Distributors, LLC.
NYLIFE Securities: NYLIFE Securities, LLC.
Policy or Survivorship Accumulator II Policy: Your Survivorship Accumulator II Variable Universal Life policy.
Policy Specifications Page: The policy pages that provide information regarding your policy, such as policy Face Amount, premiums due and policy charges.  May also be referred to as “Policy Data Pages” in riders or endorsements attached to your policy.
Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. You can find your Policy Date on the Policy Specifications Page.
Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.
Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.
Qualified Policy: A variable universal life insurance policy owned by a Qualified Plan.
Sales Standards: The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
SEC: The Securities and Exchange Commission.
Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.
Surrender Charge Period: The period of time during which we will assess a surrender charge. This period of time varies depending on the issue age of the insured. See “Transaction Charges—Surrender Charges” for more information.
Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Specifications Page.
VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.
http://www.newyorklife.com: Through www.newyorklife.com, you can get up-to-date information about your policy. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Important Information You Should Consider About the Policy

Fees and Expenses
Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have selected.
Charges for Early Withdrawals
If you fully surrender or withdraw money from your policy within a maximum of 10 years following your purchase of the policy, you may be assessed a maximum surrender charge equal to the lesser of (a) or (b) where (a) equals 50% of the total premiums paid under the Policy and (b) equals a percentage of the Surrender
Charge Premium.
For example, if you were to withdraw $100,000 during the first 10 years after your policy purchase (and your total premiums paid were $100,000), then you could be assessed a charge of up to $50,000 on the amount withdrawn.
For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy – Transaction Charges.

Transaction Charges
In addition to surrender charges, you may be charged for other transactions. These include Premium Expense Charges (deducted from each premium payment) and charges if you exercise the Living Benefits Rider or the Overloan Protection Rider. A
withdrawal fee may apply if you make a withdrawal from the Premium Deposit
Account.
We reserve the right to impose partial surrender fees, transfer charges (when you transfer Cash Value between Investment Options), and a returned payment (bad check) fee, but we currently do not impose these charges.
For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy – Deductions From Premium Payments; Charges Associated with the
Policy – Transaction Charges.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of these charges, such as the
Monthly Cost of Insurance Charge, the Monthly Per Thousand of Face Amount
Charge, Flat Extra charges, and certain rider charges (for optional benefits), are set based on individual characteristics of the insureds (e.g., age, sex, and rating classification). Other ongoing charges include the Monthly Contract Charge, the
Monthly Mortality and Expense Risk Charge, loan interest and certain rider charges. Please refer to your Policy Specifications Page for rates and the specific fees applicable to your policy.
Investors will also bear expenses associated with the Eligible Portfolios (portfolio companies), as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2025 and which may change from year to year.

Fees and Expenses
Portfolios’ Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.12%	1.31%

For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy; and Appendix: Eligible Portfolios Available Under the Policy for our list of available Eligible Portfolios, the current expenses for these Portfolios, and the
Average Annual Total Returns.

Risks

Risk of Loss
You can lose money by investing in this policy, including loss of your premiums
(principal).
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
The policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications in the early years of the policy make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders or loans.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Loans; and Surrenders–Partial Surrenders–Amount Available for a Partial
Surrender.

Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance of the Eligible Portfolios (portfolio companies) you choose, and the value of an investment can vary depending on the performance of the Eligible Portfolios.
•Each investment option (the Eligible Portfolios and the Fixed Account) has its own
unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
•A discussion of the risks of allocating your premiums or Cash Value to one or more
Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/PUFT/svulaccii. You should review the prospectuses for the Eligible Portfolios before making an investment decision.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Insurance Company Risks
An investment in the policy is subject to the risks related to New York Life Insurance and Annuity Corporation (NYLIAC), including:
•Any obligations (including the Fixed Account and the DCA Accounts), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC.
•There are risks relating to NYLIAC’s administration of the policy, including cybersecurity and infectious disease outbreak risks.
•If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC, including its financial strength ratings, is available upon request from NYLIAC at 1-800-598-2019.
For more detailed information, see Management and Organization; Financial
Statements; Summary of Principal Risks of Investing in the Policy– Insurance
Company Risks; Risks Affecting Our Administration of the Policy.

Contract Lapse
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the last surviving  insured. You may also lose the principal invested. A policy can lapse if the
Cash Surrender Value is insufficient to pay the Monthly Deduction Charges and other charges. This can happen due to insufficient premium payments, poor investment performance, partial surrenders, unpaid loans or loan interest, and policy charges (including increases in those charges). The larger a policy loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s
Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. A policy lapse may have tax consequences.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction
Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the No Lapse Guarantee benefit may be required.
If the policy lapses, there are costs and premium requirements associated with reinstatement of the policy.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Termination and Reinstatement; Premiums– Risk of Minimally Funded
Policies.

Restrictions

Investment Options
•You can select a maximum of 21 Investment Options among the available
Investment Divisions (that invest in the Eligible Portfolios), the Fixed Account and/or the DCA Accounts.
•The minimum amount that you can transfer is $500. The maximum amount that you can transfer out of the Fixed Account in any Policy Year is the greater of (a) 20% of the amount in the Fixed Account at the beginning of the Policy Year, or (b) $5,000.
•NYLIAC reserves the right to remove or substitute any Eligible Portfolios (portfolio companies) as Investment Options that are available under the policy.
•We set limits on the number of electronic or telephonic transfer requests that can be made in any period. If these limits are exceeded, any subsequent transfer requests must be made by U.S. mail or overnight courier.
•In addition, we may limit your ability to make transfers involving the Investment
Divisions if a transfer may disadvantage or potentially harm or hurt the rights of other policyowners in order to prevent market timing. We will also reject, reverse, or modify a transfer request if for any reason any of the Eligible Portfolios do not accept the purchase of its shares.
For more detailed information, see Descriptions of the Policy– Investment Divisions,
the Fixed Account and the DCA Accounts; Descriptions of the Policy– Transfers
Among the Investment Divisions, the Fixed Account and the DCA Accounts;
Description of the Policy – Limits on Transfers; and Appendix: Eligible Portfolios
Available Under the Policy for our list of available Eligible Portfolios.

Optional Benefits
•We may modify or discontinue offering an optional benefit at any time.
•There are limitations on the benefit amounts associated with some optional benefits.
•Activation of certain optional benefits may affect the Face Amount, life insurance proceeds or other rights under the policy.
•Some optional benefits have Policy Year limitations and/or age requirements.
•Some optional benefits may have tax implications.
•Some optional benefits are only available with certain Life Insurance Benefit
Options and certain life insurance qualification tests.
•Some optional benefits are only available with Non-Qualified Policies.
•Some optional benefits may not be used together.
•Your choice of Investment Options may be limited if you elect certain optional benefits.
•A transfer under some optional benefits could reduce the value of the benefit by more than the dollar amount of the transfer.
•We may change these restrictions in the future.
For more detailed information, see Description of the Policy—Additional Benefits
Through Riders and Options.

Taxes

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
•If you purchase the policy through a tax-qualified plan, you do not get any additional tax benefit.
•Earnings on your policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 ½.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy–Tax Risks; Federal Income Tax Considerations.

Conflicts of Interest

Investment Professional Compensation
Your investment professional may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and because NYLIAC may share the revenue it earns on this policy with the professional’s firm. (Your investment professional may be your registered representative, broker, investment adviser, insurance agent, or someone else).
These investment professionals may have a financial incentive to recommend this policy over another policy or investment.
For more detailed information, see Distribution and Compensation Arrangements.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.
For more detailed information, see Description of the Policy–Tax-Free “Section 1035”
Insurance Policy Exchanges.

Overview of the Policy

1.
Purposes of the Policy
This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation that can, over time, become a valuable asset. The policy is offered by NYLIAC. The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. See “Your Policy”.
2.
Flexible Premiums
Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. In certain circumstances, we can limit the amount of premium payments and/or require insurance (medical) underwriting before we accept additional premiums. See “Premiums.”
Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when it is adequately funded for at least ten years. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase (within certain limits), decrease (within certain limits), or stop making premium payments to meet your changing needs.
Although you may have a schedule of planned premiums, your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the last surviving  insured. You may also lose the principal invested. Note that termination and lapse have the same meaning throughout this prospectus.
This policy offers you a choice of Investment Options, including the available Investment Divisions, the Fixed Account, and the DCA Accounts. Your premium payments, minus any applicable charges, are allocated to the Investment Options according to your instructions. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options.
Additional information regarding the Investment Divisions and the Portfolio Companies (the “Eligible Portfolios”) that they invest in is provided in the Appendix to this prospectus (See “Appendix: Eligible Portfolios Available Under the Policy”).
3.
Summary of Primary Features
The policy offers a variety of important features and benefits, including the following:
Life Insurance Benefit Options
The policy offers different Life Insurance Benefit options (death benefits) that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.
●
Option 1— a benefit equal to (A) your policy’s Face Amount or (B) a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.
●
Option 2— a benefit that varies and equals (A) the sum of your policy’s Face Amount and Cash Value, or (B) a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702. See “Policy Payment Information- Life Insurance Benefit Options.”
We determine the Life Insurance Benefit as of the date of the last surviving insured’s death. See “Policy Payment Information – Life Insurance Benefit Options” for details. The Return of Premium Rider and the Survivorship Level Term Rider, which are optional riders that may be purchased on the policy for an additional fee, may increase the life insurance benefit payable under the policy.

Changing the Face Amount of Your Policy
With the policy, you are able to increase or decrease the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a written request in Good Order to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Decreases in Face Amount can incur surrender charges.
You may also request an increase of the policy’s Face Amount, while both Insureds are living, by sending us your written application in Good Order, signed by the Insureds, together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Face Amount increases will also result in a new Surrender Charge Period and additional Monthly Cost of Insurance and Monthly Per Thousand of Face Amount Charges applicable to that increase, as well as a new seven-year testing period for modified endowment contract status. We can limit any increase in the Face Amount of your policy. See “Policy Payment Information - Changing the Face Amount of Your Policy.”
No Lapse Guarantees
The Policy offers a No Lapse Guarantee. This ensures that your Policy will remain in effect during the Guarantee Period, provided that your Policy premium payments satisfy the No Lapse Guarantee Premium Test on each Monthly Deduction Day. This benefit prevents your Policy from lapsing during the Guarantee Period, even if your Policy’s Cash Surrender Value is insufficient to cover your Monthly Deduction Charges. The length of the Guarantee Period varies according to the younger insured’s age at the time the policy is issued. The No Lapse Guarantee will become inactive before the end of the Guarantee Period if, on any Monthly Deduction Day, your premium payments do not pass the No Lapse Guarantee Premium Test. If this occurs, you will have the opportunity to reactivate the No Lapse Guarantee by paying an additional premium amount necessary to satisfy the No Lapse Guarantee Premium Test. When the No Lapse Guarantee ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a notice of payment due. If that amount is not paid, the Policy will enter into the late period. See “Termination and Reinstatement – No Lapse Guarantees”.
Cash Value
The Policy has a Cash Value, which is the total value of your policy’s accumulation units in the Separate Account, plus any amount in the Fixed Account, DCA Plus Account, DCA Extension Account and the Loan Account. With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. The Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Accounts, outstanding loans (including loan interest), charges we deduct, your premium payments, and non-guaranteed Persistency Credits (if any).
The Cash Surrender Value is the amount we will pay you if you surrender your policy. This is equal to the Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. See the Prospectus “Description of the Policy – Cash Value”.
Non-guaranteed Persistency Credit
On your Persistency Credit Start Date (as specified in your Policy Specifications Page), we may apply a persistency credit to the unloaned portion of your policy’s Cash Value on each Monthly Deduction Day. The persistency credit that we expect to pay on a monthly basis is 0.00833% (0.10% annualized) for Policy years 11-15 and 0.02081% (0.25% annualized) for Policy years 16+ of the unloaned portion of your policy’s Cash Value. If it is paid, it will be applied proportionally to the unloaned portion of your Cash Value in each of the Investment Divisions and the Fixed Account. For tax purposes, the persistency credit is considered investment experience, not premium. Your policy’s persistency credit is not guaranteed (except in New York), and we may discontinue this feature at any time. For more information on the persistency credit, please contact your registered representative. See the Prospectus, “Description of the Policy – Investment Divisions, The Fixed Account and the DCA Accounts - Non-Guaranteed Persistency Credit.”

Liquidity through Loans and Partial Surrenders
You can access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. See “Loans” in the Prospectus.
You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and can reduce your policy’s Face Amount and/or Life Insurance Benefit. If a partial surrender would cause the policy to fall below its minimum Face Amount requirement, we reserve the right to require a full surrender. Surrender charges may apply. Partial surrenders can result in a taxable event. Please consult your tax advisor regarding the tax implications of a partial surrender. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this summary prospectus (or any other address we indicate to you in writing). See “Surrenders.”
Investment Options
This policy offers you a choice of Investment Options, including the available Investment Divisions, the Fixed Account, the DCA Plus Account, and the DCA Extension Account. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options. Transfers among the Investment Options can be made tax-free, within the limits described in the prospectus. You can change the Investment Options in which you invest throughout the life of the policy. Your choices of Investment Options may be limited if you elect certain benefits or riders. See “Management and Organization - The Fixed Account and the DCA Accounts” and “- Funds and Eligible Portfolios” and the Appendix: Eligible Portfolios Available Under the Policy.
Automated Investment Features
There are six administrative options available to help you manage your policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing, Dollar-Cost Averaging (DCA), Dollar-Cost Averaging Plus, Dollar-Cost Averaging Extension, Expense Allocation, and Interest Sweep. See “Description of the Policy - Additional Benefits Through Riders and Options.”
Policy Split Option
You can exchange your SVUL policy, without evidence of insurability, for two equal life insurance policies, one on each of the insureds, within six months of the following two dates: (1) the date that a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or (2) the effective date of certain specified changes in (a) the Federal Estate Tax marital deduction, or (b) the level of the Federal estate tax rate. See “Additional Benefits Through Riders and Options”.
Optional Riders
The policy offers additional insurance coverage and other benefits through optional riders, including accelerated death benefits, those that add to the life insurance benefit and that provide overloan protection against lapse. Certain riders have costs associated with them. These benefits and costs are summarized in the Table contained in the section on “Description of the Policy - Additional Benefits Through Riders and Options”.
Policyowner Support
As a policyowner, you have access to the following resources if you have questions about your insurance policy: (1) online service at www.newyorklife.com, a password-protected Internet website, (2) the New York Life Insurance Company Mobile Application (“mobile application”) available for download on the Apple App Store and Google Play Store, (3) toll-free telephone support through the VPSC (1-800-598-2019), and (4) your registered representative. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus. See "Management and Organization - How to Reach Us for Policy Services."

A Highly-Rated Company
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has over 180 years of experience in the offering of insurance products. NYLIAC has received the following ratings: A++ (Superior) from A.M. Best; AAA (Exceptionally Strong) from Fitch; Aa1 (Strong) from Moody’s; and AA+ (Very Strong) from Standards and Poor’s. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Investment Options and NYLIAC's claims-paying ability and financial strength. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making partial surrenders. Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have elected. Please refer to “State Variations and Rider Availability” in the Prospectus for any fees that may differ from the general description provided below.
The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, make a partial surrender, transfer Cash Value between Investment Options, or exercise certain rider options.
Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Premium Expense Charge[1] •Non-Qualified Policy •Qualified Policy	When premium payment is applied	Guaranteed Maximum: 8.0% of premiums paid Current: 4.0% of premiums paid Guaranteed Maximum: 6.75% of premiums paid Current: 2.75% of premiums paid
Deferred Sales Charge[2]
•Surrender
On Surrender or lapse during the
applicable Surrender Charge
Period[3];
On Face Amount decreases within
the applicable Surrender Charge
Period;
After a Surrender, Lapse or Face
Amount decrease during the
applicable Surrender Charge Period[5]
Minimum and Maximum Guaranteed Charge[4]: $11.04—$47.00 per $1000 of Face Amount Minimum and Maximum Current Charge: $11.04—$47.00 per $1000 of Face Amount
Maximum Guaranteed Charge for Representative Investors (Male/Female, 40/40, Preferred/Preferred) for $250,000 of Face Amount	$14.80 per $1000 of Face Amount
Current Charge for Representative Investors (Male/Female, 40/40, Preferred/Preferred) for $250,000 of Face Amount	$14.80 per $1000 of Face Amount
Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25 Current: $0
Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: $0

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Returned Payment (Bad Check) fee	At time payment is returned	Guaranteed Maximum: $20 Current: $0
Overloan Protection Rider Fee	When you exercise the benefit	Guaranteed Maximum of the Policy’s Cash Value: CVAT Policies- 8.5% and GPT Policies- 5% Guaranteed Minimum of the Policy’s Cash Value: GPT Policies-2% and CVAT Policies-1%
Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)
Premium Deposit Account Withdrawal Fee	At time of withdrawal from the Premium Deposit Account	Guaranteed Maximum: 10% of the withdrawal
1
The current Premium Expense Charge includes a state premium tax component of 2.00% and a sales expense component of 0.75%; a federal tax component of 1.25% is also included.
2
Exceptions to Surrender Charge. We will not deduct a surrender charge if:
●
We cancel the policy (other than policy lapse) pursuant to the Policy’s contestability provisions (See Additional Policy Provisions—Limits on Our Rights to Challenge Your Policy);
●
We pay proceeds upon the death of the last surviving insured;
●
We pay a required Internal Revenue Service minimum distribution; or
●
The policy is out of the Surrender Charge Period.
3
The Surrender Charge Period varies depending on the age of the younger Insured at the time the policy is issued.
4
The Guaranteed Maximum charge illustrated above is for two insureds, both Male, Age 80, Substandard Rating and a $100,000 Face Amount. The calculation of your surrender charges will vary depending on the age of the younger insured at the time the policy is issued. For younger insureds age 18-75 at policy issue, your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. The percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 79% for Policy Year 4; 74% for Policy Year 5; 62% for Policy Year 6; 49% for Policy Year 7; 36% for Policy Year 8; 23% for Policy Year 9, 10% for Policy Year 10 and 0% for Policy Year 11 and beyond. If the younger insured is age 76 or older at the time the policy is issued, the applicable percentages will differ. See “Charges Associated with the Policy — Transaction Charges — Surrender Charges” in the full prospectus for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insureds as smoker or non-smoker, and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular changes as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.
5
The calculation of the amount and applicable Surrender Charge Period for the Surrender Charge after a Face Amount increase will begin on the effective date of that increase. See “Deferred Sales Charge” above.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Eligible Portfolios’ fees and expenses.
Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Contract Charge	Monthly to Younger Insured Age 121	Guaranteed Maximum: $15 per month Current: $10 per month

Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1,2]	Monthly to Younger Insured Age 121	Charge per month per $1000 of Net Amount at Risk Minimum and Maximum Guaranteed Charge: $0.00001—$83.33 Minimum and Maximum Current Charge: $0.00001—$83.33
Maximum Guaranteed Charge for Representative Investors (Male/Female, 40/40, Preferred/Preferred) for $250,000 Face Amount	$0.00012 per month for the first Policy Year
Current Charge for Representative Investors (Male/Female, 40/40, Preferred/Preferred) for $250,000 Face Amount	$0.00012 per month for the first Policy Year.
Mortality & Expense Risk Charge	Each Monthly Deduction Day	Guaranteed Maximum: 0.50% charged as an annual percentage of the Separate Account Value Current: 0.10% charged as an annual percentage of the Separate Account Value.
Per Thousand of Face Amount Charge[1]	Monthly for the First 20 Years	Charge per $1000 of Face Amount Guaranteed Maximum: $1.78889 Minimum: $0.05947 $0.13467 per month. (Initial Charge is based on the issue ages, genders, classes of risk and Face Amount at issue)
Charge for Representative Investors (Male/Female, 40/40, Preferred/Preferred) for $250,000 of Face Amount
Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[4]	Annual charge rate as percentage of the loan Guaranteed Maximum: 6.00% Current: 3.00%[5]
Riders

Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Return of Premium (ROP) Rider	Monthly to Younger Insured Age 121	The Monthly Cost of Insurance Charge (see above) is higher in certain circumstances if the ROP Rider is elected (but not above the Guaranteed Maximum disclosed above).

Survivorship Level Term Rider ●Monthly charge per thousand of SLTR Face Amount ●Monthly SLTR COI Charge	Monthly until rider expires.

Minimum and Maximum
Guaranteed Charge: $0.01-$3.00
per $1000 of SLTR benefit

Minimum and Maximum Current
Charge: $0.01-$0.25 per $1000 of
SLTR benefit

Minimum and Maximum
Guaranteed Charge:
$0.00001-$83.33 per $1000 of SLTR
Benefit

Minimum and Maximum Current
Charge: $0.00001-$83.33 per $1000
of SLTR benefit

1
This cost varies based on characteristics of the insureds and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
2
The cost of insurance shown here does not reflect any applicable Flat Extra charge, which may be imposed based on our underwriting. Even if a Flat Extra is imposed, your Cost of Insurance Charge will never exceed the Guaranteed Maximum Charge listed in the table above. For more information on Flat Extra charges, see the sections on “Definitions” and “Charges Associated with the Policy—Deductions from Cash Value—Monthly Cost of Insurance Charge.”
3
Current charges are reduced to $0 in Policy Years 11 and beyond for all risk classes.
4
Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information.
5
The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond.
Eligible Portfolios’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets during the year ended December 31, 2025. Portfolio expenses may change from year to year, and hence may be higher or lower in the future. You may pay these expenses periodically during the time that your Cash Value is invested in the Investment Divisions of the Separate Account. A complete list of the underlying Eligible Portfolios, including information concerning each underlying Portfolio’s annual fees and expenses, is contained in an Appendix at the back of this prospectus.

Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.12%	1.31%
Net Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.12%	1.16%
1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2025. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents. The information is based on 2025 expenses.
2
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Portfolios that require a Portfolio’s investment adviser to reimburse or waive portfolio expenses through at least April 30, 2027.

Summary of Principal Risks of Investing in the Policy

Many benefits of the Survivorship Variable Universal Life Accumulator II life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase the Policy. More complete and detailed information about the features of the Policy is provided in this prospectus and in the SAI. See “Overview of the Policy—3. Summary of Primary Features.” Capitalized terms used in this prospectus have the same meaning as in the “Definitions” section above.
Investment Risk
While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objective and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions or Eligible Portfolios. You bear the entire investment risk for all amounts allocated to the Separate Account Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.
Not a Short-Term Investment
In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders. (See “Loans”, and “Surrenders—Partial Surrenders—Amount Available for a Partial Surrender”.)
Portfolio Risks
The Investment Divisions involve the risk of poor investment performance. A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.
Risk of Lapse (especially on minimally-funded policies)
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the last surviving  insured. You may also lose the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the No Lapse Guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the No Lapse Guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.
Risk of Lapse from Policy Loans
The larger a policy loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding policy loan principal and will also accrue interest.
A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable if the Investment Divisions earn less than the interest rate credited on the loan amount in the Loan Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Life Insurance Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.
Limitations on Access to Cash Value (Liquidity Risk)
The Policy is generally not a liquid investment. Surrender charges will apply during the Surrender Charge Period applicable to you. The policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your cash value through full and partial surrenders, including surrender charges, partial surrender fees, possible tax consequences, adverse impacts on policy benefits, increased risk of policy lapse, and administrative requirements.
A partial surrender will reduce your policy’s Cash Value by the amount withdrawn. If the policy’s Cash Surrender Value is reduced to a point where it cannot meet the Monthly Deduction Charges, your policy may lapse and terminate. A partial surrender may also reduce your policy’s Face Amount and may have adverse tax consequences.
Accessing Cash Value through policy loans also has costs, increases the risk of policy lapse, may have adverse tax consequences, and may negatively impact your Cash Value and other policy benefits.
Tax Risks
The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the younger insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount. In addition, Congress may change the present federal income tax laws that apply to your policy, or the IRS may change current interpretations thereof, which change may occur without notice, and could have retroactive effects, regardless of the date of enactment or publication, as the case may be.
Potential for Increased Charges
The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges specified in the fee table and as stated in your policy. (See “Table of Fees and Expenses” for more information.)
Potentially Harmful Transfer Activity
This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
●
portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
●
increased administrative and Fund brokerage expenses; and/or

●
dilution of the interests of long-term investors.
An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)
Potential for Low Crediting Rates
The rates we declare on the Fixed Account, DCA Accounts and Loan Account may be lower than what you would find acceptable.
Insurance Company Risks; Risks Affecting our Administration of Your Policy
NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack/ransomware, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “Management and Organization—Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “Management and Organization—Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)
NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.
Management And Organization

Insurer
New York Life Insurance and Annuity Corporation
(a wholly owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010
Your Policy
The policy is offered by NYLIAC, and NYLIAC is obligated to pay all amounts promised to policyowners under the policies. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options—including the Investment Divisions, the Fixed Account and/or the DCA Accounts.
The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Accounts may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.
Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. The material state variations are specified in the “State Variations and Rider Availability” appendix to this prospectus. All state variations will be included in your policy, or in riders or endorsements attached to your policy. Please contact your registered representative or us for specific information that may be applicable to your state.
About the Separate Account
NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account, DCA Accounts, or any other separate account of NYLIAC.
The Separate Account currently includes the Investment Divisions available under the policy. On the Initial Premium Transfer Date, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.
Our Rights
We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.
Specifically, we reserve the right to:
●
add, close, substitute, or remove any Investment Division (and the shares of an associated Eligible Portfolio);
●
create new separate accounts;
●
combine the Separate Account with one or more other separate accounts;
●
operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
●
deregister the Separate Account under the 1940 Act;
●
manage the Separate Account under the direction of a committee or discharge such committee at any time;
●
transfer the assets of the Separate Account to one or more other separate accounts;
●
restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and
●
change the name of the Separate Account.
We may remove an Investment Division if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner’s instructions, except as permitted by law.

The Fixed Account and the DCA Accounts
The Fixed Account and DCA Accounts are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. Your Cash Values in the Fixed Account and the DCA Accounts, our obligation to credit at least the Guaranteed Minimum Interest Rate, and our obligation to pay any portion of the Life Insurance Benefits that exceed the Separate Account Value, are funded by the General Account and are subject to our claims-paying ability and financial strength. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Accounts however we choose, within limits. Your interest in the Fixed Account and DCA Accounts is not registered under the 1933 Act, and the Fixed Account and DCA Accounts are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Accounts. Disclosures regarding the Fixed Account; however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
How To Reach Us For Policy Services
You can reach us by mail, by telephone or online.
Written Service Requests
Most service requests are required to be in writing and all must be in Good Order. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed service requests; however we reserve the right to accept them at our discretion.
All NYLIAC requirements must be met in order for us to deem your request in Good Order and process it. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.
Telephone Service Requests
For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).
Certain service requests may be made by telephone. We will use reasonable procedures to make sure that the instructions we receive by telephone are genuine. For jointly owned policies, requests must be exercised jointly. We are not responsible for any loss, cost, or expense or any actions we take based on instructions we receive by telephone that we believe are genuine. We will confirm all transactions in writing.
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business days will be processed as of the next Business Day.
Currently, subject to certain limitations, you can do the following by calling one of our customer service representatives:
●
obtain current policy values;
●
transfer assets between Investment Divisions;
●
request or modify partial withdrawals;
●
request a loan or make a one-time loan payment;
●
request a stop and reissue check on an outgoing payment;
●
set up one-time EFT for incoming payments;
●
change the allocation of future premium payments;

●
establish a new or modify an existing automatic transfer arrangement;
●
change your address, phone number or email address;
●
review and update beneficiary information;
●
revoke an authorized Third-Party caller from a policy; and
●
request a fax of policy-related documents.
If you experience any problems reaching us by telephone, you can access the online service or send service requests to us at one of the addresses listed on the front page of this prospectus.
Online Service at www.newyorklife.com and through the New York Life Insurance Company Mobile Application
Through www.newyorklife.com or the New York Life Insurance Company Mobile Application (“mobile application”) you can get up-to-date information about your policy and request fund transfers and allocation changes. Policies that are jointly owned may not request transactions through www.newyorklife.com or the mobile application. We may revoke online service for certain policyowners (See “Description of the Policy-Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com or on the mobile application, you are required to register for access. You will be required to register a unique User Name and Password to gain access. Through www.newyorklife.com or the mobile application, you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com or through the mobile application are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com or through the mobile application that we believe are genuine. We will confirm all transactions in writing.
Policies that are jointly owned may not request transactions through www.newyorklife.com or the mobile application. Transfers and allocation changes received after 4:00 p.m. (Eastern Time) or on a non-Business Day, will be processed and priced as of the next Business Day.
We make online service at www.newyorklife.com or through the mobile application available at our discretion. We may revoke online service for certain policyowners. In addition, availability of online service may be interrupted temporarily at times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Currently, online service at www.newyorklife.com and the mobile application is available Monday through Friday, from 6:00 a.m. to 4:00 a.m., Saturdays from 6:00 a.m. to 2:00 a.m., and Sundays from 7:00 a.m. to 1:00 a.m. (Eastern Time).
By logging in at www.newyorklife.com or through the mobile application, you can conduct a number of transactions. These include managing your investments and account details, uploading documents and forms, and downloading statements and other correspondence. You can see all of the transactions that are available to you by logging in at www.newyorklife.com or through the mobile application.
The online service www.newyorklife.com and the mobile application enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com or through the mobile application after login. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Third-Party Access to Your Account
You can authorize a third party, including a joint policyowner, to access your policy information and independently make transfers among Investment Divisions and/or the Fixed Investment Options, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.
Registered Representative Actions
You may authorize us to accept electronic or telephone instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. You may also authorize us to accept telephone instructions from your registered representative to make Interest Sweep, Dollar-Cost Averaging (DCA), DCA Plus, and DCA Extension updates. Only your registered representative or their registered assistant can make these requests by telephone. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.
To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading and Partial Withdrawal Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with our procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.
We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial surrender, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and the DCA Accounts” or “Partial Surrenders” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Information Systems Failures And Cybersecurity Risks
NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. We rely on technology, including digital communications and data storage networks and systems to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com, or through the mobile application, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks, including ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches, including ransomware. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or through the mobile application or with the underlying funds or cause other operational issues; (ii) impact our ability to calculate accumulation unit values and policy Cash Values; (iii) cause the release, loss and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks From Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks - not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or through the mobile application or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.
Funds And Eligible Portfolios
The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.
We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.
Specific information regarding the Portfolios of each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-advisor;

(4) current expenses; and (5) investment performance, is available in “Appendix—Eligible Portfolios Available Under the Policy”. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio. Please contact us at 1-800-598-2019, or contact your registered representative, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).
The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to Qualified Policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.
The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the New York Life Investments VP Funds Trust and that was a factor in its selection.
We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.40% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
NYLIAC’s parent company, New York Life Insurance Company, may also receive fixed dollar payments for marketing and education support services and for the participation of investment advisers and sub-advisers in training and educational meetings, which includes the opportunity to discuss and promote their Funds.
NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated therein. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolios levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The costs of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.
Investment selections should be based on a thorough investigation of all the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. After you select Investment Divisions for your Initial Premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the available Investment Divisions, the Fixed Account, and the DCA Accounts. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus.
The Investment Divisions offered through this policy and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.
Money Market Fund Fees
The SEC has adopted rules that provide that all money market funds can impose liquidity fees under certain circumstances. All government money market funds are permitted to impose discretionary liquidity fees, up to 2% of the amount redeemed, under circumstances where mandatory liquidity fees do not apply and the fund board determines that the fee is in the best interest of the fund. These discretionary fees can be imposed based on the liquidity of the fund’s assets, redemptions, and other factors. Liquidity fees could be applied to all policy transfers, surrenders, partial withdrawals and benefit payments from that portfolio.
All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees. Nevertheless, there remains a possibility that a government money market fund such as the NYLIM VP U.S. Government Money Market Portfolio could impose such fees, which could be applied to all Policy transfers, full and partial surrenders, and benefit payments from the portfolio.
Reinvestment
We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

The Franklin Templeton Model Portfolios
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Franklin Templeton Fund Adviser, LLC ("FTFA"), an indirect wholly-owned subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.
Conflicts of Interest Relating to the Model Portfolios
FTFA’s affiliated subadviser Franklin Advisers, Inc. (“Franklin”) selected the initial composition of each Model Portfolio. Thereafter, Franklin manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. FTFA and Franklin, have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of FTFA and/or Franklin. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.
For providing certain administrative support to FTFA and Franklin, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts.
These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. However, only FTFA and Franklin will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. FTFA and Franklin receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
FTFA and Franklin are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, FTFA is the investment adviser for the Model Portfolios and certain of the available Underlying Funds, and receives a management fee from those funds. FTFA and Franklin, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to those funds rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.

Investment Return
The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Accounts, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account, DCA Accounts and/or Loan Account.
The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.
We will credit any amounts in the Fixed Account, DCA Accounts, and Loan Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 2%. We may credit different interest rates to amounts in the Fixed Account, DCA Accounts, and the Loan Account. All Net Premiums applied to the Fixed Account and DCA Accounts, and amounts transferred to the Fixed Account and Loan Account, receive the applicable rate in effect on the Business Day we receive the premium payment or process the transfer.
Interest rates for subsequent premium payments into the Fixed Account and DCA Accounts may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Accounts. Interest rates will fluctuate for the entirety of holdings in the Fixed Account, while each premium paid into the DCA Accounts will receive one rate of interest for the entire DCA period.
Voting
We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.
We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.
We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. To the extent required by any applicable SEC order, any shares beneficially owned by NYLIAC or its affiliates will also be proportionately voted in accordance with those instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

Charges Associated With The Policy

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)
Deductions From Premium Payments
When we receive a premium payment from you, whether planned or unplanned, we will deduct a Premium Expense Charge, which includes a sales expense charge and a state premium tax charge. If your policy is a Non-Qualified Policy, the Premium Expense Charge will also include a federal tax charge.
Premium Expense Charge
A Premium Expense Charge is deducted from each Planned and Unplanned Premium payment when that payment is received. The amount of the charge is determined by applying a percentage to the premium amount paid.
For Non-Qualified Policies, we currently deduct a Premium Expense Charge of 4%. The state tax component of the Premium Expense Charge is currently 2% of each premium payment you make, or $20 per $1,000 of premium. The federal tax component is currently 1.25% of each premium payment you make, or $12.50 per $1,000 of premium. The sales expense component is currently 0.75% of each premium payment you make, or $7.50 per $1,000 of premium. We may increase the Premium Expense Charge for Non-Qualified Policies to reflect changes in applicable tax law; however, the total Premium Expense Charge will never exceed 8%.
For Qualified Policies, we currently deduct a Premium Expense Charge of 2.75%. The state tax component of the Premium Expense Charge is currently 2% of each premium payment you make, or $20 per $1,000 of premium. The sales expense component is currently 0.75% of each premium payment you make, or $7.50 per $1,000 of premium. We may increase the Premium Expense Charge for Qualified Policies to reflect changes in applicable tax law; however, the total Premium Expense Charge will never exceed 6.75%.
Deductions From Cash Value
Each month, we will deduct a Monthly Contract Charge, a Monthly Cost of Insurance Charge, a Monthly Mortality and Expense Risk Charge, a Monthly Per Thousand of Face Amount Charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value.  If you have elected the Expense Allocation option, the Monthly Deduction Charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and the Fixed Investment Options.
We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment and underwriting approval in Good Order. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Monthly Contract Charge
On each Monthly Deduction Day, we will deduct a Monthly Contract Charge to cover our costs for providing certain administrative services, including collecting premium, recordkeeping, processing claims, and communicating with policyowners.
We currently deduct a Monthly Contract Charge of $10 per month. We guarantee that this charge will never exceed $15 per month in all Policy Years.
Monthly Cost Of Insurance Charge
On each Monthly Deduction Day, we will deduct the Monthly Cost of Insurance Charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:
(1)
Is the monthly cost of insurance rate per $1,000 of Net Amount at Risk;
(2)
Is the number of thousands of Life Insurance Benefit divided by 1.0032737; and

(3)
Is the number of thousands of Cash Value as of the Monthly Deduction Day (before Monthly Deduction Charges are subtracted).
The Net Amount at Risk is (2) minus (3).
The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen and may be affected by optional riders elected on the policy. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account, DCA Accounts and Loan Account, outstanding loans (including loan interest), charges, premium payments, and any non-guaranteed Persistency Credit that we may pay. We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including, but not limited to, the insured’s issue ages, genders, underwriting classes, Policy Year, and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors, including, but not limited to, mortality, investment income, expenses, and persistency. In some cases, a Flat Extra charge may be deducted as part of the Monthly Cost of Insurance Charge due to an insureds’ circumstances, including but not limited to, his or her medical condition, occupation, motor vehicle, or aviation record. If applicable, the amount and duration of these Flat Extras will be displayed on your Policy Specifications Pages. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy.
Your Monthly Cost of Insurance Charge may vary from month to month depending on changes in the cost of insurance rates and the Net Amount at Risk. We calculate the Monthly Cost of Insurance Charge for the initial Face Amount separately from the Monthly Cost of Insurance Charge for any increase in the policy’s Face Amount. If you request and we approve an increase to your policy’s Face Amount, then different rate classes (and therefore cost of insurance rate) may apply to the increase, based on the insureds’ ages and circumstances at the time of the increase. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.
We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. For standard or better underwriting class, we base the guaranteed rates on the 2017 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insureds’ underwriting classes.
Monthly Mortality And Expense Risk Charge
We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we have expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than what we have estimated. On each Monthly Deduction Day, we deduct a Monthly Mortality and Expense Risk Charge from the Separate Account Value as of that day. This charge varies based on the Separate Account Cash Value and the policy duration.
●
Current— We deduct a Monthly Mortality and Expense Risk charge based on Separate Account Cash Value. The current charge is 0.10% per year.
●
Guaranteed Maximum—We guarantee that the Monthly Mortality and Expense Risk charge will never exceed an annual rate of 0.50%, or $5.00 per $1,000, of the Separate Account Value.
Monthly Per Thousand Of Face Amount Charge
We currently deduct a Monthly Per Thousand of Face Amount Charge during the first 20 Policy Years that varies based on risk classes, genders, issue ages, policy duration, and Face Amount. We guarantee that the Monthly Per Thousand of Face Amount Charge will never exceed $1.78889 per thousand of Face Amount during the first 20 Policy Years and will be $0 thereafter. We calculate the Monthly Per Thousand of Face Amount Charge (including its duration) for the initial Face Amount separately from the Monthly Per Thousand of Face Amount Charge for any increase in the policy’s Face Amount. Any increase in Face Amount is considered “applied for” on the date that we receive the request in Good Order.
Rider Charges
Each month, we deduct any applicable charges for any optional riders you may have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)

Expense Allocation Option
With the Expense Allocation option, you choose how to allocate deductions from your Cash Value. These include the Monthly Deduction Charges. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the NYLIM VP U.S. Government Money Market Investment Division, the Fixed Account, or a combination of the two.
If the values in the NYLIM VP U.S. Government Money Market Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and the Fixed Investment Options.
Separate Account Charges
Charges For Federal Income Taxes
We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.
Fund Charges
Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the accumulation unit value. The accumulation unit value reflects the investment advisory fees and other expenses that are deducted on each Valuation Day from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.
Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.
Transaction Charges
Surrender Charges
The surrender charge is in addition to the Premium Expense Charge. Your policy may be subject to a surrender charge if you take any of the following actions during the Surrender Charge Period:
(a)
You fully surrender your policy;
(b)
You request a Face Amount decrease;
(c)
You request a partial surrender that results in a Face Amount decrease; or
(d)
You request a change to your Life Insurance Benefit Option that results in a Face Amount decrease.
In addition, if you request an increase to the Face Amount of your policy, a new set of surrender charges and a new Surrender Charge Period will apply to the amount of the increase.
The surrender charges, and the applicable Surrender Charge Period, will vary according to the younger Insured’s age at the time the policy is issued. The maximum amount of the surrender charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage of the Surrender Charge Premium (which changes by duration as shown in the table below). Since the percentage used to calculate (b) is lower in later Policy Years, the maximum surrender charge is reduced over time.

Surrender Charge Schedule
Age of Younger Insured at Policy Issue
Policy Year	Age 75 and Less	Age 76	Age 77	Age 78	Age 79	Age 80
1	94%	94%	94%	94%	94%	94%
2	89%	88%	86%	83%	79%	74%
3	84%	82%	78%	72%	64%	54%
4	79%	77%	71%	63%	52%	36%
5	74%	70%	61%	50%	31%	10%
6	62%	55%	44%	30%	10%	0%
7	49%	40%	27%	10%	0%	0%
8	36%	25%	10%	0%	0%	0%
9	23%	10%	0%	0%	0%	0%
10	10%	0%	0%	0%	0%	0%
11+	0%	0%	0%	0%	0%	0%
For example, a Male insured age 40 and a Female insured age 40, both Preferred class, with a planned annual premium of $2,000 and a Surrender Charge Premium of $3,935 for a Face Amount of $250,000, who have elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $1,000 if they surrender their policy at the end of the first Policy Year. The Surrender Charge is calculated as the lesser of (a) or (b) as follows:
(a) =50% of $2,000 = $1,000; and
(b) =94% of Surrender Charge Premium = $3,698.90.
Since (a) is less than (b), the Surrender Charge would be $1,000.
If the policy remains in force, no Surrender Charge is assessed.
Surrender Charges On Transactions Resulting In A Face Amount Decrease
If, during the Surrender Charge Period, you request (i) a Face Amount decrease, (ii) a partial surrender that results in a Face Amount decrease, or (iii) a change in your Life Insurance Benefit Option that results in a Face Amount decrease, we will deduct a surrender charge if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.
EXAMPLE – Insureds Age 40 and Age 40
Face Amount Prior to Decrease	$250,000
Amount of Decrease	$100,000
Face Amount after Decrease	$150,000
Surrender Charge on Face Amount prior to Decrease ($250,000)	$2,911.90
Less Surrender Charge on Face Amount after Decrease ($150,000)	$1,747.14
Surrender Charge Deducted	$1,164.76

Surrender Charges After A Face Amount Increase
The surrender charges and the Surrender Charge Period applicable to a Face Amount increase will vary according to the younger insured’s age at the time of the increase, as set forth in the table below. This schedule will start on the date we process your request. The Surrender Charge Premium we use under this schedule will be based on the younger insureds’ age on the most recent Policy Anniversary at the time of the increase. The original surrender charge schedule applicable at policy issue will continue to apply to the original Face Amount of your policy. The maximum amount of the surrender charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage of the Surrender Charge Premium (which changes by duration as shown in the table below).
Surrender Charge Schedule After a Face Amount Increase
Younger Insured's Age at Time Face Amount Increase is Requested
Policy Year after Face Amount Increase	Age 75 and Less	Age 76	Age 77	Age 78	Age 79	Age 80
1	94%	94%	94%	94%	94%	94%
2	89%	88%	86%	83%	79%	74%
3	84%	82%	78%	72%	64%	54%
4	79%	77%	71%	63%	52%	36%
5	74%	70%	61%	50%	31%	10%
6	62%	55%	44%	30%	10%	0%
7	49%	40%	27%	10%	0%	0%
8	36%	25%	10%	0%	0%	0%
9	23%	10%	0%	0%	0%	0%
10	10%	0%	0%	0%	0%	0%
11+	0%	0%	0%	0%	0%	0%
If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:
(1)
based on the surrender charge associated with the last increase in Face Amount;
(2)
based on each prior increase, in the reverse order that the increases occurred; and
(3)
based on the initial Face Amount.
In the event of a Face Amount decrease, we will charge the highest applicable surrender charge.
Partial Surrender Fee
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. Currently, we do not charge a fee when you make a partial surrender.
Transfer Fee
We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

Loan Charges
We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10 and 2% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6% in any Policy Year. When you request a loan, a transfer of funds will be made from the Separate Account (or the Fixed Investment Options, if so requested) to the Loan Account so that the Cash Value in the Loan Account is at least 100% of the requested loan plus any outstanding loan principal.
When you take a loan against your policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the Guaranteed Minimum Interest Rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans minus 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans minus 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. (See “Loans” for more information.)
Rider Charges
A monthly charge will be deducted if the Survivorship Level Term Rider is in effect. See “Table of Fees and Expenses” for more information.
●
The current periodic charges for the Survivorship Level Term Rider will vary based on the characteristics of the insureds.  A one-time charge will be applied if you exercise the Living Benefits Rider or the Overloan Protection rider.
●
The current one-time fee for the Living Benefits Rider is $150.
●
The current one-time fee for the Overloan Protection Rider is based on a percentage of the Cash Value and the attained age of the younger Insured.
The fees and charges for the riders specified above will never be greater than the maximum charges specified in the Table of Fees and Expenses. See “Table of Fees and Expenses” for more information about specific charges for the riders.
Commissions Paid To Dealers
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this Policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.0% per year. (This figure is based on planned annual premiums of $1,500 and assumes a discount rate of 6%. Additional assumptions for the policy are: Male, Issue Age 40, preferred, and Female Issue Age 40, preferred, with an initial Face Amount of $250,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Commissionable Target Premium in Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3-4, 6.5% in Policy Years 5-6, 6% in Policy Years 7-10 and 3.5% in Policy Years 11-15, plus 3% of premiums paid in excess of such amount in Policy Years 1-15. Broker-dealers may also receive additional asset-based fees of 0.08% in Policy Years 11 and beyond.
The commissions, service fees and other compensation described above is not deducted directly from your policy’s cash value. Rather NYLIAC and its affiliates pay these expenses from the Sales Expense Charges, other charges under the policies and other resources.

Description Of The Policy

The Parties
There are three important parties to the Policy: the policyowner(s), the insureds, and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.
POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:
●
increase/decrease the Face Amount
●
choose a different Life Insurance Benefit Option
●
elect/add/delete riders
●
change a beneficiary
●
choose/change underlying Investment Options
●
take a loan against or take a partial surrender from the Cash Surrender Value of the policy.
The current policyowner (on Non-Qualified Policies) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in Good Order and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement of qualified accounts themselves provide for tax-deferral on any growth.
INSUREDS: The persons whose life is insured under the policy. The Insureds’ personal information determines the cost of the life insurance coverage. The policyowner also may be an insured.
BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.
Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
The Policy
The policy provides life insurance protection on the named insureds. We will pay the designated beneficiary the Life Insurance Proceeds if the policy is still in effect when the last surviving Insured dies.
The policy offers:
1.
flexible premium payments where you decide the timing and amount of the payment;
2.
a choice of two Life Insurance Benefit Options;
3.
access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits);
4.
the ability to increase or decrease the policy’s Face Amount of insurance (within limits);
5.
a No Lapse Guarantee that the policy will not lapse during the Guarantee Period so long as the specified minimum premiums have been paid and it passes the No Lapse Guarantee Premium Test;

6.
additional benefits through the use of optional riders; and
7.
a selection of premium allocation options, consisting of the available Investment Divisions  and Fixed Investment Options with guaranteed minimum interest rates.
How The Policy is Available
The policy is available as a Non-Qualified Policy. At times, NYLIAC may make the policy available as a Qualified Policy. Qualified Policies are issued on a unisex basis. Any reference in this prospectus that makes a distinction based on genders of the insureds should be disregarded as it relates to Qualified Polices. This policy may require full medical underwriting.
Policy Premiums
Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may need to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)
Cash Value
The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account, DCA Plus Account, DCA Extension Account, and the Loan Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:
●
the amount and frequency of the premium payments;
●
the investment experience of the Investment Divisions you choose;
●
the interest credited on the amount in the Fixed Account and DCA Accounts;
●
any non-guaranteed Persistency Credits that we may pay;
●
the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and
●
the amount of charges we deduct.
The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)
Investment Divisions, The Fixed Account and the DCA Accounts
We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Appendix: Eligible Portfolios Available Under the Policy” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Accounts, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the available Investment Divisions, the Fixed Account and/or DCA Accounts.
Non-guaranteed Persistency Credit
On your Persistency Credit Start Date (as specified in your Policy Specifications Page), we may apply a persistency credit to the unloaned portion of you policy’s Cash Value on each Monthly Deduction Day.
If the persistency credit is paid, it will be calculated on each Monthly Deduction Day as follows:
1.
After Net Premiums are applied and any loan, transfer or surrender requests are processed, but before Monthly Deduction Charges are deducted, and

2.
As a percentage up to the Maximum Persistency Credit Percentage (monthly rate) (as specified in your Policy Specifications Page), multiplied by your policy’s Cash Value, excluding the portion of the Fixed Account that is securing any unpaid loan(s).
The persistency credit that we expect to pay on a monthly basis is 0.00833% (0.10% annualized) of the unloaned portion of your policy’s Cash Value from Policy years 11 through 15 and 0.02081% (0.25% annualized) in Policy year 16 and thereafter. If it is paid, it will be applied proportionally to the Cash Value in each of the Investment Divisions and the Fixed Account. For tax purposes, the persistency credit is considered investment experience, not premium.
If paid, the persistency credit will end when your policy ends or is terminated. See “Termination and Reinstatement” for more information.
Your policy’s persistency credit is not guaranteed except in New York, and we may discontinue the feature at any time. For more information on the persistency credit, please contact your registered representative.
Amount In The Separate Account
We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.
We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.
Amount In The Fixed Account and the DCA Accounts
You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Accounts. Allocations to the DCA Plus Account may be made only during the first year following the Initial Premium Transfer Date. Allocations to the DCA Extension Account may only be made after the Initial Premium Transfer Date, and only during the first 7 Policy Years.
The amount you have in the Fixed Account and/or DCA Accounts equals:
(1)
the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Accounts; plus
(2)
any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Accounts); plus
(3)
any interest credited to the Fixed Account and/or DCA Accounts; plus
(4)
any non-guaranteed Persistency Credit that we may pay to the Fixed Account; minus
(5)
any partial surrenders taken from the Fixed Account and/or DCA Accounts; minus
(6)
any charges we have deducted from the Fixed Account and/or DCA Accounts; minus
(7)
any transfers you have made from the Fixed Account and/or DCA Accounts to the Separate Account.
Transfers Among Investment Divisions, The Fixed Account and the DCA Accounts
You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Accounts to the Investment Divisions of the Separate Account, (3) from the DCA Accounts to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from the Investment Divisions or the Fixed Account to the DCA Accounts.
You can request a transfer under the following conditions:

●
Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.
During any period when the interest rate credited on the Fixed Account is equal to the Guaranteed Minimum Interest Rate for that Account, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply if the younger insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward these Fixed Account maximum limits. Transfers made in connection with DCA Plus or DCA Extension will not count toward these maximum transfer limits.
●
Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.
Minimum transfer limitations do not apply on transfers made from the DCA Accounts to the Investment Divisions or the Fixed Account.
●
Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen. (This will apply even in cases where you have reached the Maximum Transfer amount outlined above).
●
Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar-Cost Averaging, Automatic Asset Rebalancing, DCA Plus, and Interest Sweep options as a transfer toward the twelve transfer limit.
●
How to request a transfer:
(1)
submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);
(2)
speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or
(3)
make your request online by logging into www.newyorklife.com or through the mobile application.
We do not currently accept faxed or e-mailed transfer requests; however we reserve the right to accept them at our discretion. Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)
Limits On Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
●
reject a transfer request from you or from any person acting on your behalf
●
restrict the method of making a transfer

●
charge you for any redemption fee imposed by an underlying Fund
●
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests transfers - either by telephone or electronically - into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received in Good Order by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions on the Initial Premium Transfer Date, the first transfer out of the NYLIM VP U.S. Government Money Market Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the NYLIM VP U.S. Government Money Market Investment Division on the Initial Premium Transfer Date, and transfers made pursuant to the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason.
For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds or is restricted for any reason. Standing allocation instructions into a Fund that has been restricted will also be rejected, reversed or modified until further allocation instructions are received from you. For transfers through the Dollar Cost Averaging programs, the restricted portion of the transfer will be temporarily allocated to the Money Market investment division. For programs, including Automatic Asset Rebalancing and Interest Sweep, the whole program may be terminated or suspended if any portion of the transfer is to a restricted Fund. We will provide you with written notice of any transfer request we reject, reverse, or modify. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
●
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
●
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
●
Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Eligible Portfolios.
●
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on Portfolio management, such as:
a)
impeding a Portfolio manager’s ability to sustain an investment objective;
b)
causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying Eligible Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Additional Benefits Through Riders And Options
Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. Any riders you choose will have their own charges. The Return of Premium Rider and the Overloan Protection Rider can be elected only upon the issuance of the policy, and the Living Benefits Rider can only be elected after the death of the first insured to die; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue. Dollar-Cost Averaging, Dollar-Cost Averaging Plus Account (only available upon issuance of the policy), Dollar-Cost Averaging Extension Account, Automatic Asset Rebalancing, Interest Sweep, Expense Allocation and Policy Split Option are options that are available without any additional ongoing costs. See “State Variations and Rider Availability” for a list of riders or options (if any) that may not be available in your state. Please note that the examples provided below are intended to illustrate the operation of the riders. The rates and values actually applicable to your policy will vary from those presented.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Dollar-Cost Averaging
Dollar-Cost Averaging is a
systematic method of
investing that allows you to
purchase shares of the
Investment Divisions at
regular intervals in fixed
dollar amounts so that the
cost of your shares is
averaged over time.
Optional
•Dollar-Cost Averaging does
not assure growth or
protect against a loss in
declining markets.
•You may not make
Dollar-Cost Averaging
transfers from the Fixed
Account, but you can make
Dollar-Cost Averaging
transfers into the Fixed
Account.
•Your cash value must be

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

$2,500 or more to elect
Dollar-Cost Averaging and
it will be automatically
suspended if the Cash
Value is less than $2,000
on a transfer date.
•This option is not available
with the Dollar-Cost
Averaging Plus Account or
Dollar-Cost Extension
Account.
•You may not elect
Dollar-Cost Averaging if
you have chosen
Automatic Asset
Rebalancing.

Dollar-Cost Averaging Plus Account
The DCA Plus Program
allows you to make regular
periodic allocations from the
DCA Plus Account into the
Investment Divisions and/or
Fixed Account over the
twelve-month period
following the Initial Premium
Transfer Date. The DCA Plus
Account will credit interest to
the amount in the account at
a rate, which we declare
periodically, in advance, and
at our sole discretion, but the
rate will never be less than
the GMIR.
Optional
•Use of the DCA Plus
Account does not assure
growth or protect against
loss in declining markets.
•The DCA Plus Account
must be elected at the time
your policy is issued.
•Because the entire initial
Premium is not in the DCA
Plus Account for the full
year, the annual effective
rate will not be achieved.
•The entire initial Net
Premium, which must be a
minimum of $1,000, must
be allocated to the DCA
Plus Account.
•You cannot use traditional
Dollar-Cost Averaging or
Interest Sweep until such
time that the DCA Plus
Account is closed.
•The DCA Plus Account will
close automatically 12
months following the Initial
Premium Transfer Date, or
such time that the balance
in the DCA Plus Account
on a DCA Plus Transfer
Date falls below $100,
whichever is sooner.
•You cannot make transfers
into the DCA Plus Account.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Dollar-Cost Averaging Extension Account
After the completion of the
DCA Plus Program, the DCA
Extension Program allows
you to make regular periodic
allocations from the DCA
Extension Account to the
Investment Divisions and/or
Fixed Account when a single
premium payment of at least
$10,000 is made. The DCA
Extension Account will credit
interest to the amount in the
account at a rate, which we
declare periodically, in
advance, and at our sole
discretion, but the rate will
never be less than the GMIR.
Optional
•Use of the DCA Extension
Program does not assure
growth or protect against
loss in declining markets.
•Only available after the
completion of the DCA
Plus Program and in the
first 7 Policy Years.
•Because the entire initial
Premium is not in the DCA
Extension Account for the
full year, the annual
effective rate will not be
achieved.
•You cannot use traditional
Dollar-Cost Averaging or
Interest Sweep until such
time that the DCA
Extension Account is
closed.
•The cash value in the DCA
Extension Account must be
at least $100 for the
program to continue.
•You cannot make transfers
into this account.

Automatic Asset Rebalancing
Automatically rebalances the
amount you have in the
Separate Account on a
schedule you select among
the Investment Divisions to
maintain a predetermined
percentage invested in the
Investment Division(s) you
have selected.
Optional
•Your Separate Account
Value must be at least
$2,500 to elect this option.
We will suspend this option
automatically if the
Separate Account Value is
less than $2,000 on a
rebalancing date.
•You may not elect this
option if you have chosen
Dollar-Cost Averaging or
any of the Dollar-Cost
Averaging Accounts.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	Optional
•The value in the Fixed
Account must be at least
$2,500 to elect this option
and it will be automatically
suspended if the amount in
the Fixed Account falls
below $2,000.
•You cannot use this option
if you have instructed us to
pay any part of your policy
charges from the Fixed
Account.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

•Cannot be used if your
Cash Value is allocated
exclusively to an Asset
Allocation Model.
•If you want to use this
option and allocate your
charges, your charges
must be allocated to the
NYLIM VP U.S.
Government Money Market
Investment Division.
•An Interest Sweep transfer
cannot cause more than
the greater of (i) $5,000 or
(ii) 20% of the amount you
have in the Fixed Account
at the beginning of the
Policy Year to be
transferred from the Fixed
Account.
•This option is not available
with the Dollar-Cost
Averaging Plus Account or
Dollar-Cost Extension
Account.

Expense Allocation Option	You can choose how to allocate certain Monthly Deduction Changes from your Cash Value.	Optional	•Expense Allocation is only available from the Fixed Account or the NYLIM VP U.S. Government Money Market Investment Division.
Policy Split Option	You can exchange your policy, without evidence of insurability, for two equal life insurance policies for each insured within a specified time.	Optional	•This option can only be used within 6 months of: the date the final divorce decree has been effective for 6 months; or the date that certain changes are made to the Federal Tax laws.
Premium Deposit Account (“PDA”)
Allows you to fund up to 14
annual Planned Premiums or
179 monthly Planned
Premiums through a lump
sum deposit into an
interest-bearing PDA. The
amount in the PDA earns
interest at a rate effective on
the date the PDA is opened
and that will not change for
the duration of the PDA.
Optional
•Subject to jurisdictional
requirements, the PDA may
be available to you through
an agreement and/or rider.
See “State Variations and
Rider Availability” for more
information.
•The amount you may fund
into the PDA may be
limited by the terms of the
PDA Agreement and/or
Rider.
•You may only make one

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

lump sum deposit into the
PDA.
•Use of the PDA does not
guarantee that the policy
will not lapse.
•There may be limits on
withdrawals from the PDA
and a withdrawal fee may
apply.
•Planned Premium mode
must be monthly or annual
and cannot be changed
during the duration of the
PDA.
•The Initial Premium must
be paid outside of the
PDA.
•The PDA can only be
elected within 45 days after
the Initial Premium is paid
into the policy.

No Lapse Guarantee
This ensures that your policy
will remain in effect during
the Guarantee Period,
provided that your policy
premium payments satisfy
the No Lapse Guarantee
Premium Test on each
Monthly Deduction Day. This
benefit prevents your policy
from lapsing during the
Guarantee Period, even if the
Cash Surrender Value is
insufficient to cover the
Monthly Deduction Charges
on a Monthly Deduction Day.
Standard
•The length of the
Guarantee Period varies
according to the younger
insured’s age at the time
the policy is issued.
•The No Lapse Guarantee
will become inactive before
the end of the Guarantee
Period if, on any Monthly
Deduction Day, your
premium payments do not
pass the No Lapse
Guarantee Premium Test.

Return of Premium (ROP) Rider
The ROP Benefit is equal to
the sum of Planned and
Unplanned Premiums made
into the policy, subject to the
maximum limit shown on the
rider’s Specification Page,
minus any partial surrenders.
If you elect this rider, your
Life Insurance Benefit will be
at least your policy’s Face
Amount plus the ROP
Benefit.
Optional
•Only available at issue.
•Only available with Life
Insurance Benefit Option 1.
•The ROP Benefit amount is
limited to the amount
shown on the rider’s
Specification Page. It can
fluctuate but will never be
less than zero.
•Partial surrenders reduce
the ROP Benefit amount.
•Changing to Life Insurance
Benefit Option 2 will
terminate the ROP Rider
and the ROP Benefit.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Living Benefits Rider (filed as Accelerated Death Benefits Rider)	Advances a portion of the Life Insurance Benefit Proceeds benefit upon Insured having a life expectancy of 12 months or less.	Optional
•This rider can only be
elected after the death of
the first insured to die.
•Minimum accelerated
benefit amount is $25,000.
•Maximum accelerated
benefit amount is $250,000
(total for all NYLIAC and
affiliated companies’
policies).
•A payment under this rider
will reduce your policy’s
Face Amount, rider death
benefits, monthly
deductions, Cash Value,
and any unpaid policy loan.
•There is a $150
administrative fee to
exercise the rider.
•Not available on Qualified
Policies.

Overloan Protection Rider
When activated, the
Overloan Protection Rider
guarantees that your policy
will not lapse even if: (1) the
policy’s Cash Surrender
Value is insufficient to cover
the current Monthly
Deduction Charges or (2) the
policy’s outstanding loans
plus accrued loan interest
exceed its Cash Value.
Optional
To activate this rider, the
following conditions must be
met:
•The policy must be in effect
for at least 15 years.
•The younger insured must
be at least age 75.
•The Life Insurance Benefit
Option elected under the
base policy is Option 1.
•Any outstanding loan plus
accrued loan interest
exceeds the Face Amount
of the policy in effect at the
time of activation.
•Any outstanding loan plus
accrued loan interest must
be less than 99% of the
policy Cash Value after the
deduction of any surrender
charges and the one-time
rider charge.
•Activation of the rider
cannot cause the policy to
violate the GPT or the
CVAT at any duration.
•Cumulative partial
surrenders taken must be
no less than the total
premiums paid under the

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

policy.
•Activation results in certain
changes to your policy,
including changes to the
face amount and a
reduction in the Life
Insurance Proceeds. In
addition, all other riders will
end, all Cash Value will be
transferred to the fixed
account, and your ability to
make other policy changes
will be limited.

Survivorship Level Term Rider	Provides an additional 10-year level term insurance benefit on both insureds, payable upon the death of the last surviving insured, in addition to the Base Policy’s Face Amount.	Optional
•Monthly deductions, if this
rider is chosen, include a
cost-of-insurance charge
(based on each Insured’s
issue age, gender, and risk
class) and a Ten-Year
Level Face Amount charge,
both taken for the first 10
Policy Years.
•You can convert all or part
of the term insurance
under this rider to
permanent insurance at
any time before the 10th
policy anniversary, if both
Insureds are living.
•If the first Insured dies
while this rider and this
conversion privilege are in
effect, the coverage on the
remaining Insured can be
converted to a new policy
within 90 days after the
death of the first Insured.
•Ends at the earliest of:
(1) the death of the
surviving Insured; (2) the
10th rider anniversary;
(3) policy termination or
surrender; (4) full
conversion; or (5) partial
conversion below minimum
requirements.

●
Dollar-Cost Averaging
Dollar-Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time. The main objective of Dollar-Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low, and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar-Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.
You may not make Dollar-Cost Averaging transfers from the Fixed Account, but you can make Dollar-Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Accounts. Transfers out of the DCA Plus Account are subject to the DCA Plus Program and transfers out of the DCA Extension Account are subject to the DCA Extension Program (see below).
You can elect this option if your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar-Cost Averaging transfers will resume automatically as last requested.
To set up Dollar-Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019) or send a completed Dollar-Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. We will make Dollar-Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st of a month. NYLIAC must receive your written request in Good Order no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your Request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request in Good Order.
You may cancel the Dollar-Cost Averaging option at any time. To cancel the Dollar-Cost Averaging option, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar-Cost Averaging if you have chosen Automatic Asset Rebalancing . However, you have the option of alternating between Dollar-Cost Averaging and Automatic Asset Rebalancing. Dollar-Cost Averaging is not available when the DCA Plus Program or DCA Extension Program is in place.
●
Dollar-Cost Averaging Plus Account
The DCA Plus Program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over the twelve-month period following the Initial Premium Transfer Date. The DCA Plus Account must be elected at the time your policy is issued. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. Subsequent premium payments received during the DCA Plus Transfer Period will be allocated similarly unless you direct us otherwise.
The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. The rate may fluctuate throughout the DCA Plus Transfer Period, but it will never be less than the GMIR. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to the Loan Account. Net Premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the DCA Plus Account may be different from the rate applied to prior premium payments made into the DCA Plus Account. Interest accrues and is credited daily. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.
If you elect to participate in this program, the entire initial Net Premium, which must be a minimum of $1,000, must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the Initial Premium Transfer Date will also be allocated to the DCA Plus Account unless you direct us otherwise. If you participate in the DCA Plus Account program, you cannot use traditional Dollar-Cost Averaging or Interest

Sweep until such time that the DCA Plus Account is closed. The DCA Plus Account will close automatically 12 months following the Initial Premium Transfer Date, or such time that the balance in the DCA Plus Account on a DCA Plus Transfer Date falls below $100, whichever is sooner.
Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on the monthly anniversary following the Initial Premium Transfer Date. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:
Monthly Anniversary of the Initial Premium Transfer Date	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Month)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%
 The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months of the Initial Premium Transfer Date. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2026 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2026, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2026 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.
You cannot make transfers into the DCA Plus Account.
Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.
You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. DCA Plus may not be available in all jurisdictions.
●
Dollar-Cost Averaging Extension Account
The DCA Extension Program is another optional feature that allows you to make regular periodic allocations from the DCA Extension Account to the Investment Divisions and/or Fixed Account. This program, however, is only available after issue and completion of the DCA Plus Program (if applicable), and only for the first 7 Policy Years (the “DCA Extension Availability Period”). If you select this feature, any single premium payment that we receive during the DCA Extension Availability Period that is a minimum of $10,000 (the “DCA

Extension Eligible Premium”) will be applied to the DCA Extension Account. Beginning on the monthly anniversary of the date we receive a DCA Extension Eligible Premium, and continuing for a period of 12 months after we receive that premium, NYLIAC will make periodic transfers on your behalf from the DCA Extension Account into the Investment Divisions and/or Fixed Account in accordance with your premium allocation instructions.
The DCA Extension Account will credit interest at a rate which we declare periodically, in advance, and at our sole discretion. The rate may fluctuate throughout the DCA Extension Transfer Period, but it will never be less than the GMIR. We may credit different interest rates to the DCA Extension Account, the Fixed Account, and the Loan Account. Net Premium payments to the DCA Extension Account will receive the applicable interest rate in effect on the Business Day we receive that DCA Extension Eligible Premium payment. Interest rates for subsequent DCA Extension Eligible Premium payments may be different from the rate applied to prior DCA Extension Eligible Premium payments. Interest accrues and is credited daily. Contact your registered representative for the current rate. Amounts in the DCA Extension Account only earn the DCA Extension Account interest rate while they are in the DCA Extension Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire DCA Extension Eligible Premium is not in the DCA Extension Account for the full year, the annual effective rate will not be achieved.
If you elect to participate in this program, you cannot use traditional Dollar-Cost Averaging or Interest Sweep until such time that the DCA Extension Account is closed. For DCA Extension to continue as scheduled, the Cash Value in the DCA Extension Account must be at least $100. If the Cash Value falls below this minimum on a DCA Extension transfer date during the 12 month DCA Extension Transfer Period, the DCA Extension Account will close and any remaining balance will be transferred in accordance with your DCA Extension allocation instructions.
You may make a maximum of 12 DCA Extension Eligible Premium payments in a given calendar year. Each DCA Extension Eligible Premium received by us during DCA Extension Availability Period will have its own 12 month transfer schedule, based on the following formula:
The Monthly Anniversary after each DCA Extension Eligible Premium is received	Amount Transferred from the DCA Extension Account per Eligible Premium Payment (as a percentage of the DCA Extension Account Value)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%

Use of the DCA Extension Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Extension Account.
You can cancel the DCA Extension Account at any time. To cancel the DCA Extension Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing) or call us toll-free at 1-800-598-2019. Upon receiving your cancellation request we will transfer the entire DCA Extension Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. The DCA Extension Program may not be available in all jurisdictions.
The DCA Extension Program is not available while the DCA Plus Program is in effect.
●
Automatic Asset Rebalancing (AAR)
If you choose this option, we will rebalance your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Divisions would cause this balance to shift. With the Automatic Asset Rebalancing (AAR) option, we will rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account, DCA Plus Account and DCA Extension Account are excluded from AAR.
We will make AAR transfers either quarterly, semi-annually or annually (but not monthly), based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You can elect this option if your Separate Account Value is $2,500 or more. We will suspend this option automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this option.
You can cancel or modify the AAR option at any time. To cancel the AAR option, you may call us at 1-800-598-2019 or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar-Cost Averaging. However, you have the option of alternating between the two options. AAR is available when the DCA Plus and DCA Extension Programs are in place but funds in the DCA Plus and DCA Extension Accounts are not eligible for AAR.
●
Interest Sweep
You can instruct us to periodically transfer the interest credited to the Fixed Account to the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You cannot choose the Interest Sweep option if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep option and you want to allocate your charges, you must allocate your charges to the NYLIM VP U.S. Government Money Market Investment Division.
You can request Interest Sweep in addition to either the Dollar-Cost Averaging or Automatic Asset Rebalancing option. If an Interest Sweep transfer is scheduled for the same day as a Dollar-Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.
If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep option. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this option. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep option will resume automatically as scheduled. You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep option, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus or DCA Extension Program is in place.
●
Expense Allocation Option
At any time, you can choose how to allocate certain Monthly Deduction Charges from your Cash Value. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.) Expense Allocation is only available from the Fixed Account or the NYLIM VP U.S. Government Money Market Investment Division.
●
Policy Split Option
You can exchange your SVUL policy, without evidence of insurability, for two equal life insurance policies, one on each of the Insureds, within 6 months of the following two dates:
(1)
the date that a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or
(2)
the effective date of a change in the Federal tax law which results in:
(a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC); or
(b) a reduction of at least 50% in the highest marginal federal estate rate in effect on the Policy Date.
In order to request a policy split, you must send a written request in Good Order to VPSC at one of the addresses listed on the first page of this prospectus. At the time we receive your request in Good Order:
(1)
Both insureds must be living;
(2)
Each new policy will be a variable adjustable life policy which is being offered by us on the date of the exchange; and
(3)
An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.
See the SAI for more information about the Policy Split Option.
●
Premium Deposit Account (“PDA”)
A Premium Deposit Account (“PDA”) is an optional feature you can use to fund planned premiums into your policy. You may fund from 1 to 14 years of annual planned premiums or 11 to 179 monthly planned premiums through the PDA. You may elect this option by entering into a PDA Agreement with NYLIAC and/or through the election of a PDA Rider, subject to jurisdictional requirements. See “State Variations and Rider Availability” for information on how the PDA is available and other state specific variations.

Under the PDA Agreement, after paying your Initial Premium Payment directly into the policy, you can make a lump sum deposit into an interest-bearing PDA. The deposit and interest earned on the amount in the PDA will be used to automatically pay subsequent planned premiums into your policy, either on a monthly or annual basis. Once the annual or monthly mode is selected it cannot be changed for the term of the PDA. Interest will be credited daily on the funds remaining in the PDA at an annual rate(s)-effective on the date of the PDA and will not change for the term of the PDA. If you lower your planned premiums, we will pay the new lowered planned premiums from the PDA and return the difference remaining in the PDA to you (subject to any applicable withdrawal fee). There may be tax withholding amounts that may also reduce the amount remaining the PDA. If you increase your planned premiums, we will pay the new increased planned premium from the PDA and we will notify you of any shortfall. Upon election of the PDA, you will receive a notice with the planned premium schedule and the interest rate applicable to your PDA.
Withdrawals are permitted from the PDA and may be subject to a withdrawal fee. The withdrawal fee may change but will never exceed 10% of the withdrawal. Generally, there are two types of withdrawals permitted from the PDA (see “State Variations and Rider Availability” for state specific variations):
●
One-Time Withdrawal - During the first 3 Policy Years after you make the deposit to the PDA, you may make a one-time withdrawal that is equal to the lesser of: (a) 10% of the amount in the PDA; or (b) $25,000. We must receive a signed notice from you electing to make this one-time withdrawal no later than 31 days before the policy’s third policy anniversary. A withdrawal fee will not be deducted from a One-Time Withdrawal.
●
A Full Cash Withdrawal - In most jurisdictions, a full cash withdrawal of the remaining PDA balance is permitted at any time and is generally subject to a withdrawal fee that will never exceed 10%. However, a full cash withdrawal will not incur a withdrawal fee in the following cases:
●
The policy is canceled in accordance with the Free Look provision.
●
The date the policy ends due to death of the last surviving Insured.
●
When benefits are paid under the Living Benefits Rider.
The PDA Agreement and/or Rider will end, and we will pay you the entire amount in the PDA, if any, on the earliest of the following to occur: the date the policy ends, the date of a full cash withdrawal of the PDA (less any applicable withdrawal fee) or when there are no funds remaining in the PDA. After the PDA ends, any additional premium payments must be made by another method for paying premiums discussed in this prospectus.
The deposit into the PDA is not a premium payment and the PDA has no cash value or loan value under the policy. The PDA is not registered under the 1933 Act or as an investment company under the 1940 Act and is part of our General Account. As such, amounts allocated to the PDA do not have the benefits and protections of these statutes and are subject to our financial strength and claims paying ability and the claims of our general creditors. Use of the PDA does not guarantee the policy will not lapse and even if you pay all your planned premiums, additional premiums may be needed to keep the policy in force. The deposit into the PDA does not affect the Surrender Charge Schedule.
Any interest earned on the PDA will be taxable and, subject to applicable requirements, will be reported to you and the IRS on a Form 1099-INT. As the deposit into the PDA is not a premium payment, it will not be used in determining whether the policy is a Modified Endowment Contract, but planned premiums paid out of the PDA will be used for this purpose.
Example: The following illustrates how the PDA can be used with the policy. A policyowner makes an Initial Premium payment of $10,000 into the policy and wants to open a PDA to fund 6 future annual Planned Premium payments of $10,000 each. Assuming a hypothetical interest rate of 5.25%, the policyowner would make a lump sum deposit of $50,353.64 to fund the PDA. The following chart depicts the planned premiums made into the policy and how the interest earned on the PDA contributes to those premium payments.

Year	PDA Beginning Balance	Interest Earned	Annual Premium paid from PDA	PDA Ending Balance
1	$50,353.64	$2,643.57	-$10,000	$42,997.21
2	$42,997.21	$2,257.35	-$10,000	$35,254.56
3	$35,254.56	$1,850.86	-$10,000	$27,105.42
4	$27,105.42	$1,423.03	-$10,000	$18,528.45
5	$18,528.45	$972.74	-$10,000	$9,501.19
6	$9,501.19	$498.81	-$10,000	$0
●
Return of Premium (ROP) Rider: If you elect this rider, your Life Insurance Benefit will equal the greater of: (a) the sum of your policy’s Face Amount plus the ROP Benefit (described below) or (b) a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.
Rider Eligibility: This rider is only available at issue and with Life Insurance Benefit Option 1. Life Insurance Benefit Option 2 is not permitted with this rider. A change in the Life Insurance Benefit Option 1 to Option 2 will remove the rider from the policy.
ROP Benefit: At issue, the ROP Benefit is equal to zero. Generally, any Planned or Unplanned Premium payment made into the policy will increase the rider’s ROP Benefit by the amount of the premiums paid into the policy, subject to the maximum limit shown on the rider’s Specifications Page. This amount of the ROP Benefit will fluctuate depending on the amount of premiums you have made while the rider is in effect, but it will never be less than zero. Any partial surrender will reduce the ROP Benefit by the amount of the partial surrender, including any applicable surrender charges and associated processing fees.
Cessation of Increases to the ROP Benefit: Increases to the ROP Benefit will cease on the earliest of the following dates: (a) on the date that the ROP Benefit equals the Maximum ROP Benefit (as shown in the rider’s Specifications Page); (b) on the ROP Benefit Increase Cessation Date (as shown in the rider’s Specifications Page); (c) on the next Monthly Deduction Day that is on or follows the date we receive your written request in Good Order to stop any further increases; (d) the effective date of any requested increase in the Face Amount of your policy; or (e) the effective date of a change in your Life Insurance Benefit Option. After increases cease, we will not take into account any more premiums paid when determining the ROP Benefit amount. Once increases in this rider’s ROP Benefit cease, they cannot be started again.
Effect of Partial Surrenders on the Policy’s Cash Value and Face Amount: If you request a partial surrender under the policy, the policy’s Cash Value will be reduced by the full amount of the partial surrender. If the amount of the requested partial surrender exceeds the amount of the ROP Benefit, the policy’s Face Amount may be reduced. If so, the reduction in Face Amount will equal the difference between:
a)
the amount of the partial surrender including any associated Surrender Charges and processing fees minus the amount of the ROP Benefit immediately prior to the partial surrender; and
b)
the greater of:
i.
the Cash Value of the policy immediately prior to the partial surrender, minus the amount of the ROP Benefit immediately prior to the partial surrender, minus the Face Amount of the policy divided by the applicable percentage for the life insurance qualification test you chose (as shown on the Table of Percentages for Life Insurance benefit for compliance with Internal Revenue Code Section 7702 in your Base Policy Specifications Pages for the Insureds' Attained Ages at the time of the partial surrender), or
ii.
zero.
The Face Amount decrease will first be applied to reduce the most recent Face Amount increase. It will then be applied to reduce the other Face Amount increases in the reverse order in which they took place, and then to decrease the initial Face Amount at issue.

Effect of a Life Insurance Benefit Option change: If you request a change from Life Insurance Benefit Option 1 to Option 2, the rider will terminate and all increases to the ROP Benefit will cease. The Face Amount of your policy will be increased by the amount of the ROP Benefit and decreased by your policy’s Cash Value. Any applicable surrender charges will be assessed. Once terminated the ROP Rider cannot be added back to your policy.
Rider Charge: The cost of this rider is considered part of the Cost of Insurance for the policy. While this rider is in effect, the Monthly Cost of Insurance Charge for the policy will generally be higher than if the ROP Rider was not included. With the ROP Rider, each Planned or Unplanned Premium payment made (up to the maximum amount specified in the Rider), will increase the policy’s Life Insurance Benefit, which will, in turn, increase the policy’s Net Amount at Risk. Because cost of insurance charges are calculated based on the Net Amount at Risk, any increase in the Net Amount at Risk will also increase the Monthly Cost of Insurance Charges. If the ROP Rider is not selected, the payment of premiums into the policy generally will decrease the Net Amount at Risk under Life Insurance Benefit Option 1. For this reason, a policyowner who selects the ROP Rider may pay higher Monthly Cost of Insurance Charges than he or she would pay without the Rider, depending on the amount of premiums paid into the policy. The Monthly Cost of Insurance charge is included in the Monthly Deduction Charges which will be deducted from your Cash Surrender Value on each Monthly Deduction Day. For more information on cost of insurance charges and the calculation of the Net Amount at Risk, see “Deductions from Cash Value—Monthly Cost of Insurance Charges.”
Termination of the ROP Rider: You may choose to terminate the rider at any time. If you terminate the rider, your Life Insurance Benefit will equal the amount payable under Life Insurance Benefit Option 1 (unless subsequent option changes are made). Once terminated, the rider cannot be added back to the policy.
Example: The following illustrates the ROP benefit available for a policy with $250,000 of Face Amount and Life Insurance Benefit Option 1:
Policy Year	Planned and Unplanned Premiums made into the policy	Amount of Premiums Paid	Face Amount	ROP Benefit(1)	Life Insurance Benefit(2)
1	$3,500	$3,500	$250,000	$3,500	$253,500
2	$3,500	$7,000	$250,000	$7,000	$257,000
3	$3,500	$10,500	$250,000	$10,500	$260,500
(1)
Subject to Maximum ROP Benefit and ROP Benefit Cessation Date (both as shown on the rider’s Specification Page)
(2)
Amounts illustrated assume that the Life Insurance Benefit with the ROP benefit is larger than the Corridor Death Benefit.
●
Living Benefits Rider (filed as Accelerated Benefits Rider): Under this rider, once the first insured dies and if the last surviving insured has a life expectancy of twelve months or less, you may request a portion or all of the Life Insurance Benefit Proceeds as an accelerated death benefit. You must elect this rider to have it included in your policy. This election can be made at any time after the death of the first insured. This rider is not available on Qualified Policies.
You can cancel this rider at any time by sending us a signed written notice in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the date we receive your request.
You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Life Insurance Benefit Proceeds. We will pay you an amount equal to:

Elected percentage	X	Eligible proceeds	X	Interest factor	—	Administrative fee (up to $150)	—	Elected percentage of an unpaid policy loan
Minimum accelerated benefit amount: $25,000.

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).
If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $100,000. We do not permit any subsequent acceleration.
When we make a payment under this rider, we will reduce your policy’s Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of $150 at the time you exercise the rider.
Amounts received under this rider generally will be excludable from your gross income under IRC Section 101 (g). The exclusion from gross income will not apply, however, if you are not the insured and if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.
Example: The following illustrates the benefit available under the Living Benefits Rider, assuming: (1) an Elected Accelerated Benefit of 100% and 50%, respectively; (2) Eligible Proceeds and Face Amount of $250,000; (3) an Interest Factor of 0.9434; (4) an Administrative Fee of $150; and an (5) Outstanding Loan of $5,000:
Elected Percentage	Eligible Proceeds	Interest Factor	Administrative Fee	Elected Percentage x Outstanding Loan	Total Accelerated Benefit Available ((1)x(2)x(3)) - (4) - ((1)x(5))
100%	$250,000	0.9434	$150	$5,000	$230,700
50%	$250,000	0.9434	$150	$2,500	$115,275
●
Overloan Protection Rider: When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash Value. To activate the Overloan Protection Rider you must provide us with a written request in Good Order. A one-time charge will be deducted from the policy’s Cash Value on the activation date. This charge will vary based on whether the policy's Life Insurance Qualification Test is GPT or CVAT (See "Policy Payment Information—Life Insurance Benefit Options.”) There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:
●
The policy must be in effect for at least 15 years.
●
The younger insured must be at least age 75.
●
The Life Insurance Benefit Option elected under the base policy is Option 1 (if you request to exercise the rider and you had elected Life Insurance Benefit Option 2, we will automatically switch it to Option 1 before activating the rider).
●
Any outstanding loan plus accrued loan interest exceeds the Face Amount of the policy in effect at the time of activation.
●
Any outstanding loan plus accrued loan interest must be less than 99% of the policy Cash Value after the deduction of any surrender charges and the one-time rider charge.
●
Activation of the rider cannot cause the policy to violate the GPT or the CVAT at any duration.
●
Cumulative partial surrenders taken must be no less than the total premiums paid under the policy.
●
The policy is not a modified endowment contract (MEC) and would not become a MEC upon activation of the rider. (For a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”).
Once the policy meets the conditions outlined above, we will mail a notice to you at your last known address to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following the day we receive your written request to activate in Good Order, provided that the policy still meets the conditions for rider activation. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.
●
The Face Amount of the policy will be changed to 101% of the policy’s Cash Value (the “OLP Face Amount”).
●
The policy’s Life Insurance Proceeds will be the greater of: A or (B x C) where:
A =The OLP Face Amount calculated at rider activation;
B =the greater of: (i) the policy’s Cash Value, or (ii) any outstanding loans plus accrued loan interest; and
C = the greater of 101% or the minimum percentage necessary for the policy to qualify as life insurance under section 7702 of the Internal Revenue Code.
●
Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.
●
Any riders, except the Overloan Protection Rider will end.
●
No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.
●
No additional loans (except those resulting from unpaid loan interest) or loan repayments will be permitted.
●
Loan interest will continue to accrue. If not paid when due, the interest will become part of any outstanding loan and will also accrue interest.
●
No further Monthly Deduction Charges will be taken.
This policy may be purchased with the intention of accumulating cash value on a tax-free basis over some period (such as retirement) and relying on the Overloan Protection Rider to periodically borrow from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. For this reason, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.
Example: For a policy issued where the Life Insurance Qualification Test is GPT and the following policy values at younger insureds Attained Age 90:
Face Amount (FA)	Life Insurance Benefit (Option 2) (FA + CV)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,000,000	$2,300,000	$1,200,000	$100,000	$1,300,000	$1,000,500	$299,500

The activation of the rider will result in: (1) the assessment of a one-time Overloan Protection Rider Fee of $45,500 (3.5% of the Cash Value of $1,300,000)—a fee that will vary based on attained Age of the Insured and deducted from the Cash Value and (2) the following changes to the policy:
Face Amount	Life Insurance Benefit (Option 1) (FA)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,267,045	$1,317,225	$0	$1,254,500	$1,254,500	$1,000,500	$254,000
The activation of the rider increases the Face Amount by making it 101% of the Cash Value and changes the Life Insurance Benefit from Option 2 to Option 1 –calculated as the greater of the Face Amount ($1,267,045) or the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 ($1,254,500 x 1.05) or $1,317,225.
*No surrender charges apply.
Example: For a Policy issued where the Life Insurance Qualification Test is CVAT with the following policy values for younger insured, Male at attained age 90:
Face Amount (FA)	Life Insurance Benefit (Option 2) (FA + CV)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,000,000	$2,300,000	$1,200,000	$100,000	$1,300,000	$1,000,500	$299,500
The activation of the rider will result in: (1) the assessment of a one-time Overloan Protection Rider Fee of $58,500 (4.5% of the Cash Value of $1,300,000)—a fee that will vary based on attained Age of the younger Insured and deducted from the Cash Value and (2) the following changes to the policy:
Face Amount	Life Insurance Benefit (Option 1) (FA)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,253,915	$1,415,310	$0	$1,241,500	$1,241,500	$1,000,500	$241,000
The activation of the rider increases the Face Amount by making it 101% of the Cash Value and changes the Life Insurance Benefit from Option 2 to Option 1–calculated as the greater of the Face Amount ($1,253,915) or the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 ($1,241,500 x 1.14) or $1,415,310.
*No surrender charges apply.
●
Survivorship Level Term Rider: This rider provides an additional ten-year level term insurance benefit payable upon the death of the last surviving Insured, in addition to the Life Insurance Benefit of the Base Policy. The amount of this term insurance benefit, referred to as the Ten-Year Level Face Amount, is chosen at application and shown on the Rider Specifications Page. This rider ends at the end of the 10 year term period unless it ends earlier under another provision of the rider.
You may convert all or part of the term insurance under this rider to permanent insurance before the tenth policy anniversary, provided both Insureds are living. After the death of the first insured, you will have 90 days to convert the term insurance under this rider to permanent insurance

Monthly deductions for this rider are taken from the Base Policy’s Cash Value on each Monthly Deduction Day during the first ten policy years. These deductions include (1) a monthly cost of insurance charge, which varies based on each Insured’s issue age, gender, and underwriting classification, and (2) a Ten-Year Level Face Amount charge.
Example: The following illustrates benefit available under the Survivorship Level Term Rider, assuming a rider Face Amount of $2,000,000 and a Policy Face Amount of $1,000,000, issued on Insureds (Male/Female, Age 55/50, Preferred Nonsubstandard Rating), one of whom dies at the beginning of Policy Year 2 and the other whom dies at the beginning of Policy Year 8 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	SLTR Life Insurance Benefit
1	$409	$409	$0
2	$431	$840	$0
3	$459	$1,299	$0
4	$493	$1,792	$0
5	$537	$2,329	$0
6	$592	$2,921	$0
7	$659	$3,580	$0
8	$0	$3,580	$2,000,000
Age 121 Policy Anniversary
Beginning on the policy anniversary on which the younger insured is age 121, the Life Insurance Benefit will remain in force for all subsequent years, but the following limitations will apply:
(a)
No further Planned or Unplanned Premiums will be allowed, except as needed to keep your policy from lapsing.
(b)
No Face Amount or Life Insurance Benefit Option changes will be permitted.
(c)
Other than the Monthly Mortality and Expense Risk Charge, no further monthly deductions will be made from your Cash Value.
(d)
Your Cash Value will continue to be invested in the Investment Options chosen by the policyowner.
(e)
Transfers among the Investment Options will continue to be allowed.
(f)
Partial surrenders and loan repayments will continue to be allowed.
(g)
New policy loans may be requested and loan interest will continue to accrue on any new and existing loans at the current Loan Interest Rate. However, if the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy minus surrender charges, your policy could lapse.
(h)
Any other riders attached to your policy will end, unless stated otherwise in the rider. The ROP Rider will not end at age 121.
Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the last surviving  insured dies, we will pay the Life Insurance Proceeds to the beneficiary.
Tax-Free “Section 1035” Insurance Policy Exchanges
Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under IRC Section 1035. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for IRC Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting an IRC Section 1035 exchange.
Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request in Good Order. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.
24-Month Exchange Privilege
Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you may exchange it for a new survivorship policy on the lives of the Insureds without evidence of insurability and without a Surrender Charge deduction.
The new policy will be on a permanent plan of life insurance, which we were offering for this purpose on the Issue Date of this VUL Policy. The new policy will have a face amount equal to the initial Face Amount of this Policy. It will be based on the same Policy Date, Insureds' classes of risk, genders, and Issue Ages as this Policy, but will not offer variable investment options such as the Investment Divisions. The new policy will have the same provisions and be subject to the same limitations as are in the series of permanent plan life insurance policies being issued by us on that date. All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.
To exchange your policy:
●
your policy must be in force on the date of the exchange;
●
you must repay any unpaid loan (including any accrued loan interest); and
●
you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).
We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request in Good Order along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all Monthly Cost of Insurance Charges, Monthly Per Thousand of Face Amount  Charges, Premium Expense Charges and any rider charges taken as of the date of the exchange. We will not refund Monthly Mortality and Expense Risk Charges, or Monthly Contract Charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

Loans

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:
a = the current loan interest rate;
b = the policy’s Cash Surrender Value; and
c = the sum of three months of Monthly Deduction Charges.
Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Loan Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on the Fixed Account and/or DCA Accounts. Loans may affect the No Lapse Guarantee.
If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
Your Policy As Collateral For A Loan
When you request a loan, or when outstanding loan interest is added to and becomes part of a loan, a transfer of funds will be made from the Fixed Investment Options and/or the Separate Account to the Loan Account so that the Cash Value in the Loan Account is at least 100% of the requested loan plus any outstanding loan principal. Any such transfer(s) will be made in the following order unless you specify otherwise and we agree:
1.
First, from the Fixed Account until the Cash Value in the Fixed Account is equal to zero.
2.
Second, from the DCA Plus Account or the Extension Account (as applicable) until the Cash Value in all DCA Account Options is equal to zero. Cash Value will be taken from the applicable DCA Account Option on a first in-first out (FIFO) basis if multiple payments have been made to such DCA Account Option.
3.
Third, if the Cash Value in the Fixed Investment Options is insufficient to cover the full amount of the loan, the remaining loan amount will be taken on a pro-rata basis from your Investment Divisions in the Separate Account.
Please note that loan requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be honored at any time. We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.
Loan Interest
We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10, and 2% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.
Interest Credited On The Cash Value Held As Collateral For A Policy Loan
When you take a loan against your policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the Loan Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Accounts. We guarantee that the interest rate we credit on the Loan Account will always be at least the Guaranteed Minimum Interest Rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on the Loan Account will never be lower than the rate we charge for policy loans minus 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on the Loan Account will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on the Loan Account will never be lower than the rate we charge for policy loans minus 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on the Loan Account will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on the Loan Account accrues daily and is credited to the Fixed Account on each Monthly Deduction Day, where it will earn the crediting rate applicable to the Fixed Account going forward.
When Loan Interest Is Due
The interest we charge on a loan accrues daily and is payable on the following dates:
●
the policy anniversary;
●
the date you surrender the policy;
●
the date you fully repay a loan;
●
the date the policy lapses;
●
the date on which the last surviving  insured dies; or
●
any other date we specify.
Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.
Loan Repayment
You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. If there is no money allocated to the Investment Divisions on the date of your loan repayment, the entire remaining loan repayment amount will be allocated to the Fixed Account. Repayments of loans from the DCA Accounts will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Excess Loan Condition
If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy minus surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.
The Effect Of A Policy Loan
A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Loan Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the Life Insurance Proceeds that might otherwise be payable.
In addition, unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the Loan Account. (See “Federal Tax Considerations” for more information.) Loans may affect the No Lapse Guarantee.

Premiums

Premium payments are classified as planned or unplanned premiums.
The currently available methods of payments are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us. You may also fund up to 14 years of annual Planned Premiums or 179 monthly Planned Premiums through a Premium Deposit Account ("PDA") with a valid PDA agreement and/or PDA Rider, as applicable. (See Descriptions of the Policy—Additional Benefits Through Riders and Options—Premium Deposit Account” for more information.)
Acceptance of initial and subsequent premium payments is subject to our Sales Standards.
Planned Premium
When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Specifications Page. Factors that should be considered in determining your premium payment are: ages of the insureds, underwriting classes, genders, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.
You can make additional planned premium payments at any time up to the younger insured’s attainment of age 121 (except as permitted in “Age 121 Policy Anniversary”). However, if payment of a planned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.
Unplanned Premium
An unplanned premium is a payment you make that is not part of the premium schedule you choose.
●
While the younger insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger insured is or would have been age 121 (except as permitted in “Age 121 Policy Anniversary”). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability and (ii) both insureds must be living, before accepting that payment and applying it to your policy. The Life Insurance Benefit increase may occur for your policy to continue to qualify as life insurance under IRC Section 7702.
●
If you exchange one policy for another under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.
●
The minimum unplanned premium amount we allow is $50.
●
We may limit the number and amount of any unplanned premium payments.
Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our Sales Standards.
Risk Of Minimally Funded Policies
You can make additional planned or unplanned premium payments at any time up to the younger insured’s attainment of age 121 (except as permitted in “Age 121 Policy Anniversary”). We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)
Timing And Valuation
Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.
The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.
Free Look
You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations and Rider Availability” for state-by-state details.) To receive a refund, you must return the policy and/or provide a written request for cancellation in Good Order to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy. If you cancel your policy, we will generally pay you your policy’s Cash Value, plus any Premium Expense Charges and Monthly Deduction Charges, minus loans and accrued loan interest calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the policy and/or your written request for cancellation in Good Order. See the “State Variations and Rider Availability” section for state specific variations applicable to your policy.
If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.
Premium Payments
Premium payments should be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, 5450 N. Cumberland Avenue, Suite 100, Chicago, IL 60656. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our Sales Standards.
The currently available methods of payment are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.
We apply the Net Premium to the Investment Divisions, the Fixed Account and/or DCA Accounts, according to your instructions.
If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 2% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)
The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account,

and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form in Good Order to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.
Automatic Premium Payment Arrangement
An automatic premium payment arrangement is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin an automatic premium payment arrangement. To set up an automatic premium payment arrangement, you must submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or any other method we make available.
Premium Payments Returned For Insufficient Funds
If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an automatic premium payment withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019), that you wish to resume the arrangement and we agree to do so.

Policy Payment Information

When Life Insurance Coverage Begins
If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.
In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.
The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the later of the Issue Date or the date we receive the full initial premium payment in Good Order. If the Policy Date is prior to the later of the Issue Date or the date we receive the full initial premium payment, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Changing The Face Amount Of Your Policy
You may increase or decrease the Face Amount of your Policy, subject to the minimum and maximum Face Amount limitations shown in the Additional Policy Information section of your Policy Specifications Pages. If you decrease the Face Amount, you may be subject to increased Monthly Cost of Insurance Rates which in no event will be higher than the Maximum Cost of Insurance Rates in your Policy Specifications Pages. The Face Amount of your policy affects the Life Insurance Benefit to be paid.
To increase the Face Amount of your policy, you must either contact your registered representative or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase. Both insureds must be living in order to request an increase in the Face Amount of your policy.
You should consider the following consequences when increasing the Face Amount of your policy:
●
possible increased Monthly Cost of Insurance Charges on the amount of the increase;
●
an additional Monthly Per Thousand of Face Amount Charge;
●
a new suicide and contestability period applicable only to the amount of the increase;
●
a new Surrender Charge Period applicable only to the amount of the increase;
●
a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and
●
a possible new seven-year testing period for modified endowment contract status.
Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:
●
a change in the total policy cost of insurance charge;
●
possible force-outs of premium if premiums paid exceed the new GPT;
●
a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and
●
adverse tax consequences.
For more information about changing the Face Amount of your policy, see the SAI.

Life Insurance Proceeds
We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving  insured died. These proceeds will equal:
1)
the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen (together with the ROP Rider, if applicable), valued as of the date of death; plus
2)
any additional death benefits available under the riders you have chosen which have not already been reflected in the Life Insurance Benefit; minus
3)
any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid or deferred Monthly Deduction Charges.
We will pay interest on these proceeds from the date the last surviving  insured died until the date we pay the proceeds. See “Policy Payment Information—Life Insurance Benefit  Options” for more information.
Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the life insurance benefit is due and payable. For example, if the payment of a life insurance benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the life insurance benefit, or the beneficiary does not come forward to claim the life insurance benefit in a timely manner, the life insurance benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the last surviving  insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the life insurance benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.
Payees
The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Life Insurance Proceeds from your policy. You have certain options regarding the policy’s beneficiary:
●
You name the beneficiary when you apply for the policy. The beneficiary will receive the Life Insurance Proceeds after the last surviving  insured dies.
●
You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.
●
To change a revocable beneficiary while an insured is living, you must either send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing), or contact us online at www.newyorklife.com or through the mobile application.
●
If no beneficiary is living when the last surviving  insured dies, we will pay the Life Insurance Benefit Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.
You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
How Life Insurance Proceeds Will Be Paid
The Life Insurance Proceeds will be paid in a lump sum. After the death of the last surviving  insured, we will pay the beneficiary a single check for the amount of the Life Insurance Proceeds. Any Life Insurance Proceeds paid in one sum will include interest compounded each year from the date of the last surviving  insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.
When We Pay Life Insurance Proceeds
If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Life Insurance Proceeds generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Under the following situations, payment of proceeds may be delayed:
●
We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the policy’s Cash Surrender Value, or the Life Insurance Proceeds during any period that:
(1)
we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or
(2)
the SEC, by order, permits us to delay payment to protect our policyowners.
●
We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Accounts for up to six months from the date we receive your request.
●
We may delay payment of the entire Life Insurance Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, within thirty-one (31) days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.
●
Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.
●
If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, death benefit proceeds, or amounts due pursuant to the free look provision until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.
We add interest at an annual rate at least equal to the minimum required by law if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.
We add interest to Life Insurance Benefit Proceeds from the date of death to the date of payment  at a rate at least equal to the minimum required by law.
Life Insurance Benefit Options
Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers two options:
Option 1— Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount. If you have elected the ROP Rider, the Life Insurance Benefit is equal to the policy’s Face Amount plus the ROP Benefit (as described in the ROP Rider).
Option 2— Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Accounts, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.
We determine the Life Insurance Benefit as of the date of the last surviving insured’s death. Under either of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”) as described below, is greater than the amount calculated under the option you have chosen.
Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the younger insured) of the Cash Value. The CVAT does not have a premium limit but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the younger insured) of the Cash Value.
The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases while your policy is in corridor, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.
Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy but may require the policy to have a higher Life Insurance Benefit. (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).
Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:
●
If you choose Option 1 without the ROP Rider, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Life Insurance Benefit Proceeds than under Option 1 with the ROP Rider or Option 2.
●
If you choose Option 1 with the ROP Rider or Option 2, your Life Insurance Benefit will vary with the amount of premiums you have paid into the policy or your policy’s Cash Value, and you will generally have higher total policy cost of insurance charges and higher Life Insurance Benefit Proceeds than under Option 1 without the ROP Rider.
The Life Insurance Benefit Option you choose will affect your policy’s Commissionable Target Premium. (See “Distribution and Compensation Arrangements” for more information.) As Commissionable Target Premiums, in turn, affect the amount of compensation received by your registered representative, they have the potential to influence the recommendation made by your registered representative or broker-dealer as to which Life Insurance Benefit Option you should choose. If you choose Life Insurance Benefit Option 2 and pay premiums equal to the Commissionable Target Premium, your registered representative or broker-dealer will receive greater compensation than if you choose Life Insurance Benefit Option 1.
Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
Changing Your Life Insurance Benefit Option
You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while an insured is alive. We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under

Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the younger insured is age 121 or (2) when the No Lapse Guarantee has been invoked. If you have elected the ROP Rider, an option change from Option 1 to Option 2 will terminate the rider and will affect the Face Amount of your policy. See “Description of the Policy—Additional Benefits Through Riders and Options—Return of Premium (ROP) Rider—Effect of a Life Insurance Benefit Option Change” for more information.
Option changes may also be restricted depending on the selection of optional riders.
Changes From Option 1 To Option 2	Changes From Option 2 To Option 1
If you change from Option 1 to Option 2, we will
decrease the Face Amount of your policy by the
amount of the policy’s Cash Value, so that your Life
Insurance Benefit immediately before and after the
change remains the same. If a surrender charge
applies to a Face Amount decrease at the time you
change your Life Insurance Benefit option, we will
assess a surrender charge based on the amount of the
Face Amount decrease.

If you change from Option 2 to Option 1, we will
increase the Face Amount of your policy by the amount
of the policy’s Cash Value, so that your Life Insurance
Benefit immediately before and after the change
remains the same. We will continue to apply the
existing surrender charge schedule to your policy, and
we will not apply a new surrender charge schedule to
the increased Face Amount resulting from the change
in this option.

To change your Life Insurance Benefit Option, you must submit a signed written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If the change would increase the Net Amount at Risk, we will not require any proof of insurability to make such a change. We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request in Good Order. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.
(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)
Additional Policy Provisions

Limits On Our Rights To Challenge Your Policy
Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of each insured for two years from the date of reinstatement.
Suicide
If the death of the last surviving insured, or deaths of both insureds at the same time, is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If such suicide(s) occurs within two years of the effective date of a Face Amount increase, we will only pay the total Monthly Cost of Insurance Charges we deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.
Misstatement Of Age Or Gender
If the policy application misstates either or both of the insureds’ ages or genders, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and gender(s). We will adjust the Life Insurance Proceeds provided by your policy based on the most recent mortality charge for the correct date(s) of birth and gender(s).

Assignment
While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)
Surrenders

Partial Surrenders
You can request a partial surrender from your policy if: (1) at least one insured is living, (2) the partial surrender being requested is at least $100, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.
Amount Available For A Partial Surrender
You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $100,000. See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable.
Requesting A Partial Surrender
You can request a partial surrender from your policy by sending a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing), by calling 1-800-598-2019, or utilizing any other method we make available. Please note that partial surrender requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial surrender proceeds electronically to that bank account or through the mail to that address. In addition, partial surrender requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial surrender request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial surrender; however we reserve the right to accept them at our discretion.
We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Life Insurance Benefit Proceeds” for more information.)
Your requested partial surrender will be effective on the date we receive your written request in Good Order.
However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Investment Options. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and the Fixed Investment Options in proportion to the amounts you have in each of these Investment Options. We will not accept a partial surrender request that is greater than the amount in the Investment Divisions and/or the Fixed Investment Options you have chosen. A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)
Surrender Charge Due To Partial Surrender
A partial surrender may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original Face Amount, and (2) is the surrender charge calculated on the newly decreased Face Amount.
Periodic Partial Withdrawals
After the tenth Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process a PPW, we must receive a written request in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus, or you can utilize any other method we make available. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100, or such lower amount as we may permit. We reserve the right to deduct the Partial Surrender Fee, not to exceed $25, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, or the Cash Surrender Value is unable to cover the policy’s monthly charges, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if your policy is a modified endowment contract or is at the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.
The Effect Of A Partial Surrender
When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge.
●
Option 1
If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:
(1)
the amount of the surrender; and
(2)
the greater of:
(a)
the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the younger insured’s age at the time of the partial surrender, as shown on the Policy Specifications Page, or
(b)
zero.
If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.
●
Option 1 with the ROP Rider
If you have elected Life Insurance Benefit Option 1 with the ROP Rider, your Face Amount may be reduced if the requested partial surrender exceeds the amount of the ROP Benefit. See “Description of the Policy—Additional Benefits Through Riders and Options—Return of Premium (ROP) Rider—Effect of Partial Surrenders on the Policy’s Cash Value and Face Amount” for more information.

●
Option 2
If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.
Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender change if you have elected the 24-Month Exchange Privilege.
The following example shows the effect of a partial surrender on the Life Insurance Benefit for Life Insurance Benefit Option 1, as described above, issued on a Male and Female Insureds, both  Age 40:
		Option 1	Option 1 with ROP
Immediately prior to partial surrender	Total Face Amount:	$1,075,000	$775,000
	Life Insurance Benefit	$1,075,000	$1,075,000
	Cash Value	$500,000	$500,000
	ROP Benefit	—	$300,000
	Partial Surrender	$350,000	$350,000
	IRC Sec. 7702 Percentage (Male/Female, attained age 45 at time of partial surrender under Guideline Premium Test)	215%	215%
Option 1	Total Face Amount:		$1,075,000
	We reduce Face Amount by the difference between (1) or (2), not less than $0, where:
	(1) is the partial surrender amount ($350,000); and		$350,000
	(2) the greater of:
	(a) Cash Value ($500,000) less Death Benefit ($1,075,000) divided by IRC Sec 7702 Percentage (215%); or		$0
	(b) $0.		$0
	Face Amount Reduction: (difference between (1) $350,000 and (2) $0)		$350,000
	Face Amount Reduced to:		$725,000
Option 1 with ROP	Total Face Amount:		$775,000
	If the partial surrender exceeds the amount of the ROP Benefit, we will reduce the Face Amount by the difference between (1) and (2), not less than $0, where:
	(1) $350,000 less $300,000 (prior to surrender); and		$50,000
	(2) the greater of:
	(a) Cash Value ($500,000) less ROP Benefit ($300,000) less Face Amount ($775,000) divided by IRC Sec 7702 Percentage (215%); or		$(160,465.12)
	(b) $0.		$0
	Face Amount Reduction: (difference between (1) $50,000 and (2) $0)		$50,000
	Face Amount Reduced to:		$725,000

Full Surrenders
Cash Surrender Value
The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy minus any surrender charges that may apply and minus outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Investment Options, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made minus any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while at least one insured is living.
Requesting A Surrender
To surrender the policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). For Requests to surrender above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.
When The Surrender Is Effective
Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Life Insurance Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

Termination And Reinstatement

Late Period
If, on a Monthly Deduction Day, the No Lapse Guarantee is not in effect and your Cash Surrender Value is less than the Monthly Deduction Charges, your Policy will continue for a late period of 62 days after that Monthly Deduction Day. (See “State Variations and Rider Availability” for state-by-state details). This may happen even if all Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has a No Lapse Guarantee, it may prevent your policy from terminating during the period of time in which the No Lapse Guarantee is in effect.
If the last surviving  insured dies during the late period, we will pay the Life Insurance Proceeds to the beneficiary. We will reduce the Life Insurance Proceeds by the amount of any unpaid loan and accrued loan interest and by any unpaid or deferred monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the last surviving  insured dies.
No Lapse Guarantees
The No Lapse Guarantee (“NLG”) ensures that the policy will not lapse, provided that the NLG is in effect and that it passes an NLG Premium Test. The policy will pass the test on any Monthly Deduction Day if (a) - (b+c) + (d) is at least equal to the NLG Required Premium as of that date, where:
(a)
equals the cumulative sum of all premiums paid to date under the policy;
(b)
equals the amount of any partial surrenders and any associated processing fees;
(c)
equals any outstanding policy loan and accrued loan interest; and
(d)
equals one NLG Minimum Monthly Premium.
If the policy passes the NLG Premium Test, it will not enter the late period even if on a Monthly Deduction Day, your Cash Surrender Value is insufficient to pay the Monthly Deduction Charges for the next policy month. Rather, we will deduct the charges from the Available Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Available Cash Value until the end of the Guarantee Period. It is possible, therefore, that a negative Cash Value could accumulate while the NLG is in effect. The NLG will become inactive before the end of the Guarantee Period if, on any Monthly Deduction Day, your premium payments do not pass the NLG Premium Test. If this occurs, you will have the opportunity to reactivate the NLG by paying an additional premium amount necessary to satisfy the NLG Premium Test and put the NLG back into effect.
The NLG will end when the Guarantee Period ends. When the Guarantee Period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a bill for the accumulated negative amount. If that bill is not paid, the policy will enter the Late Period. If the bill is not paid in the Late Period, the policy will end and there will be no Cash Value or Life Insurance Benefit.
The length of the Guarantee Period varies according to the younger Insured’s age at the time the policy is issued, as set forth below:

No Lapse Guarantee Period
Younger Insured’s Issue Age	Policy Years
18-75	1-10
76	1-9
77	1-8
78	1-7
79	1-6
80	1-5
Reinstatement Option
If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:
●
you send a written request for reinstatement, in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within three years after your policy is ended;
●
both the insured are alive (we will, however, accept your reinstatement request when only one insured is living if the other died before your policy was terminated); and
●
you have not surrendered your policy for its Cash Surrender Value.
Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.
To reinstate your policy, a payment equal to the sum of the following amounts (the “Reinstatement Payment”) must be made:
(a)
An Unplanned Premium payment sufficient to cover the Monthly Deduction Charges and any other policy charges for three months after the date of reinstatement multiplied by the factor shown on the Additional Policy Information section of your Policy Specifications Pages;
(b)
An Unplanned Premium payment equal to any Monthly Deduction Charges or other policy charges that were due and unpaid at the time of termination multiplied by the factor shown on the Additional Policy Information section of your Policy Specifications Pages; and
(c)
An amount equal to any outstanding policy loans, together with accrued loan interest, that was not paid from Cash Value at the time of termination.
Any policy loan(s) in effect at the time of termination of your policy are not eligible for reinstatement.
If the required payment is made within 31 days after the end of the late period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the late period, a written application will be required and you must provide proof of insurability that is acceptable to us.
We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.
The effective date of reinstatement will be the Monthly Deduction Day on or immediately following the later of (i) the date we approve your signed request for reinstatement; and (ii) the date we receive the Reinstatement Payment.
If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will equal:
(a)
the Reinstatement Payment net of applicable Premium Expense Charges, plus
(b)
the Surrender Charge which applies at the time of reinstatement, minus
(c)
any Monthly Deduction Charges due and unpaid at the time of termination, minus
(d)
any outstanding Policy loans, together with accrued loan interest, that was not paid from cash value at the time of termination.
New Contestable and Suicide Exclusion periods will apply from the effective date of reinstatement.

Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
As discussed in the Commissions Paid to Dealers section above, the selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. See Charges Associated with the Policy – Commissions Paid To Dealers.
Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing) or by phone on our toll-free number (1-800-598-2019). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/PUFT/svulaccii.
Federal Income Tax Considerations

Our Intent
Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.
The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.
The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.
Tax Status Of NYLIAC And The Separate Account
NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Charges For Taxes
We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. See “Deductions from Premium Payments—Premium Expense Charge” for additional information. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Accounts, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Accounts.
Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Diversification Standards And Control Issues
In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.
The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.
Life Insurance Status Of Policy
We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer- Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of IRC Section 101(a)(1). Pursuant to IRC

Section 101(g), amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)
In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial surrender or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.
We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.
IRC Section 101(j)—Impact Of Employer-Owned Policies
For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:
(1)
the insured was an individual who was an employee within 12 months of their death;
(2)
the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for policies issued in 2026 received compensation in excess of $160,000 in 2025, directors and anyone else in the top 35 percent of employees based on compensation;
(3)
the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or
(4)
the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.
Policyholders that own one or more contracts subject to IRC Section 101(j) will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.
If the contract is issued in a 1035 exchange of another employer-owned life insurance contract that satisfied the notice and consent requirements referred to above or that predated the effective date of Section 101(j), you should discuss with your legal and tax advisors whether and to what extent a new notice and consent are required in connection with this exchange.
You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.
Modified Endowment Contract Status
IRC Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.
Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting at any time while the policy is in force. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.
Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.
If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.
Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.
For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.
If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59½ ; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.
Status Of The Policy After The Younger Insured Is Age 100
The IRS has not issued final guidance on the status of a life insurance policy after an insured becomes Age 100. Although the policy will continue to pay the Life Insurance Benefit after Age 100, there is a risk that the policy may not qualify as life insurance under the Federal tax law after the younger insured becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the younger insured becomes Age 100.

Policy Surrenders And Partial Surrenders
Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value minus surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.
If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a “recapture ceiling” formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial surrender.
3.8 Percent Medicare Tax On Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy or distributions from this policy or the exercise of other rights and options under this policy (including policy loans).
Policy Loans And Interest Deductions
We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.
Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.
In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.
Exchanges, Sales Or Assignments Of Policies
If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale, or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as a capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. For complete information with respect to policy assignments, sales and exchanges, a qualified tax advisor should be consulted.
Overloan Protection Rider
Anyone contemplating the purchase of the policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.
Living Benefits Rider (Filed As Accelerated Benefits Rider)
A Living Benefits Rider is available in connection with the policy, after the death of the first insured. Amounts received under this rider will generally be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured and if you have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.
Withholding
Under IRC Section 3405, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages) based on the information you furnish on Form W-4P. With respect to non-periodic distributions, the withholding is at a flat rate of 10% unless you request a different rate of withholding on Form W-4R. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.
Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in IRC Sections 1471 through 1474, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.
Business Uses Of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.
Non-Individual Owners And Business Beneficiaries Of Policies
If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.
Corporate Owners
Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax enacted under the Inflation Reduction Act of 2022 (“CAMT”). The CAMT applies to certain large corporations that satisfy certain financial thresholds over certain periods of time. It is a minimum tax system intended to ensure that applicable corporations annually pay at least a 15% tax on adjusted financial statement income, as defined under CAMT (the “Minimum Tax”). If the Minimum Tax exceeds the amount of tax an applicable corporation would pay under the regular corporate tax system for a given year, the corporation may have an additional tax obligation under CAMT. There may be a credit for such additional tax in a later year. You should discuss with your tax advisor whether and to what extent ownership of the policy may cause you to be subject to the CAMT in any given tax year.
Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.
Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Other Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.
The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of life insurance proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2026, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $15,000,000 (as adjusted for inflation starting in 2027), and 40%, respectively.
You should seek guidance from a qualified tax advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases By Residents Of Puerto Rico
In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Records And Reports

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Accounts. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully.
Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. However, when we process certain transactions on your behalf involving the Separate Account, including transactions such as: (1) automatic asset rebalancing/reallocation options and Dollar-Cost Averaging Accounts; (2) premium payments initiated through pre-authorized deductions from banks or your employer; and/or (3) other pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account’s statements of assets and liabilities as of December 31, 2025, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
State Variations and Rider Availability

State Variations
The following lists by jurisdiction any variations to the statements made in this prospectus.
The Policy may not be available in all jurisdictions. Contact your registered representative for more information.
California
●
Free Look (“Right To Examine Policy”)—Within 20 days after delivery, you can return the policy to NYLIAC or to the Registered Representative through whom it was purchased. Upon such a request, your Policy will be void from the start, and a refund will be made within 30 days from the date of the request. As of the date that your Policy, the amount we refund will be your Policy’s Cash Value, plus any Premium Expense Charge, plus any Monthly Deduction Charges, minus loans and accrued loan interest.
If you are over the age of 60, you may return the policy to NYLIAC or the Registered Representative through whom it was purchased within 30 days from the date you received it. During that 30-day period, your money will be placed in the Fixed Account or money market investment division, unless you direct that the premium be invested in the Investment Divisions during the 30-day period. If you do not direct that the premium be invested in the Investment Divisions, and if you return the policy within the 30-day period, you will be entitled to a refund of the premium and any policy fees paid less any loans and partial surrenders. If you do direct that the premium be invested in the Investment Divisions during the 30-day period, and if you return the policy during that period, you will be entitled to a refund of the Policy's Cash Value on the day the policy is received by NYLIAC or the Registered Representative who sold you the Policy, which could be less than the premium you paid for the Policy, plus any policy fee paid. A return of the policy after 30 days may result in substantial penalties, including a surrender charge.
Florida
●
We will pay the Life Insurance Proceeds when we receive your claim in Good Order, and with due proof that both the Insureds died on or after the Effective Date of your Policy. When the benefit is payable, we will pay it in a single lump sum check, unless another method of payment is requested by the policy owner or beneficiary and agreed to by us. Interest accrues and will be payable from the date we receive written proof of the last surviving Insured’s death until the date the claim is paid. The rate of interest will be the rate set by the Company for interest credited on the Life Insurance Benefit proceeds and will be greater than or equal to the Moody’s Corporate Bond Yield Average – Monthly Average Corporates, as published by Moody’s Investors Services, Inc., or any successor to that service, as of the day the claim is received.
●
Contestable Period - We will not contest your Policy after your Policy has been in effect during the lifetime of each Insured for 2 years from the Issue Date. We will provide written notice to you no later than 90 days from the end of the second policy year requesting notification of the death of any Insured. Failure to provide notice of a death in reply to this letter will not preclude a contest and could result in a contest even if premium payments continue to be made. Any action of contest shall commence promptly upon our receipt of notification of death.
Changes may be made to your Policy, including: a Face Amount increase, an increase in the Life Insurance Benefit resulting from a Planned or an Unplanned Premium payment, or a rate reclassification. In each of these cases, the 2-year contestable period for each change will begin on the effective date of such increase, payment, or reclassification. We will not contest the increase in insurance coverage resulting from such change, based on statements made in the accompanying application after that increase has been in effect during the lifetime of each Insured for 2 years from its effective date. However, no new contestable period will apply if a Face Amount increase was due solely to a change in the Life Insurance Benefit Option. We will require proof of insurability in cases of reclassification.
In addition, if your Policy ends and is reinstated, we will not contest your Policy based on statements made in the application for reinstatement after it has been in effect during the lifetime of each Insured for 2 years from the date of reinstatement.
New York
●
Right To Examine Policy - Please examine your Policy. Within 20 days after delivery, (60 days if issued as a result of a replacement), you may return your Policy to the Corporation or to the Registered Representative through whom it was purchased, together with a written request in Good Order for a cancellation. Upon such a request, your Policy will be void from the start, and a refund will be made. No partial surrenders or policy loans are permitted during the Right to Examine period. As of the date that your Policy is returned, the amount we refund will be any premium paid for the Policy, including any Policy fees or other charges.
●
Option to Purchase Paid-Up Insurance - At any time, you may elect to surrender your Policy and use its Cash Surrender Value to purchase a new paid-up insurance policy. If both Insureds are alive when you exercise this option, the new paid-up survivorship (last to die) life insurance policy will be issued on the lives of both Insureds by New York Life Insurance and Annuity Corporation or one of its affiliates. If only one insured is alive when the option is exercised, the new paid-up policy will be issued solely on the life of the surviving Insured. To exercise this option, you must send a signed request to our Service Office.
Upon receiving your signed request, we will determine the Cash Surrender Value of your current Policy as of the effective date of the new paid-up insurance policy. The effective date will be the Monthly Deduction Day following the date your request is received at our Service Office. If your request is received fewer than five (5) business days before the Monthly Deduction Day, the effective date will be the next Monthly Deduction Day.
The Cash Surrender Value will be applied to the new paid-up insurance policy at the net single premium rate, based on the ages and genders of the Insureds (or the surviving Insured, if only one is alive) on the effective date. The Mortality Table and interest rate from the Additional Policy Information section of your Policy Specifications Pages will be used. If the Insured or Insureds fall within a substandard risk class, increased mortality charges and any Flat Extra charges, as described in Section Five of the Policy, will also apply.
Once insurance is changed to paid-up insurance, your original Policy will terminate. No further insurance or rider benefits will be available, unless otherwise stated in the rider. No additional premiums may be paid under the original Policy.
If both Insureds are alive at the time of this request, the new paid-up survivorship insurance policy will be payable to the Beneficiary you identified when we have proof that the last surviving Insured has died while your new paid-up insurance policy was in effect.
If only one Insured is alive at the time of this request, the new paid-up insurance policy will be payable to the Beneficiary you identified when we have proof that the Insured has died while your new paid-up insurance policy was in effect.
Your new paid-up insurance policy will have a cash value and a loan value. You may fully surrender your paid-up insurance policy at any time for its remaining cash surrender value. No surrender charges will apply to this surrender. Your new paid-up insurance policy will end when we receive your signed request to surrender it for its cash surrender value.
●
Rate Reclassification - Once every year, on or after the first Policy year, you may send us a request for a Reclassification to a more favorable class of risk for one or both of the Insureds. ’A request for Reclassification is subject to the underwriting requirements in effect at the time of the request. If one or both of the Insureds qualify and are reclassified to a more favorable risk class, we will notify you of the new class of risk. The maximum rates in the Table of Guaranteed Maximum Cost of Insurance Rates shown on your

Policy Specification Pages will not change due to a Reclassification. Satisfactory evidence of the Insureds’ insurability will be required, and changes can be made only while both Insureds are living. There are no charges associated with Reclassification.
●
Reinstatement - If your Policy has been terminated as described in the Policy’s Late Period provision, you may apply, in writing, to reinstate your Policy (and any other benefits provided by riders) within 3 years from the date of termination. You may not reinstate your Policy if you surrendered it for its Cash Surrender Value.
Your Policy can only be reinstated if either (a) both of the Insureds are alive or, (b) one of the Insureds is alive and the Policy ended after the death of the other Insured, when we receive the required payment.
In order to reinstate your Policy, a payment equal to the sum of the following amounts (the “Reinstatement Payment”) must be made:
●
An Unplanned Premium payment sufficient to keep the Policy in effect for three months; and
●
An Unplanned Premium payment equal to any Monthly Deduction Charges or other Policy charges that were due and unpaid at the time of termination.
Any unpaid Policy loan must also be repaid or reinstated, together with loan interest at a rate not exceeding the current loan interest rate compounded once each year from the end of the Late Period to the date of reinstatement. If the unpaid Policy loan and accrued loan interest is repaid at the time of reinstatement, the amount must be paid as part of the Reinstatement Payment. If the unpaid Policy loan and accrued loan interest is reinstated, it will be treated as a new Policy loan on the reinstated policy and will continue to accrue loan interest as described in the Loans section of the Policy.
If the required payment is made within 31 days after the end of the Late Period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the Late Period, then a written application must be accompanied by evidence of insurability that is acceptable to us. Evidence of insurability will be required for both Insureds, if both Insureds were alive on the date of lapse or if only one Insured was alive on the date of lapse, then the Policy will be reinstated subject to evidence of insurability only for that Insured.
The effective date of reinstatement is the Monthly Deduction Day on or immediately following the later of:
●
The date we approve your signed request for reinstatement; and
●
The date we receive the Reinstatement Payment required to reinstate your Policy.
If your Policy is reinstated:
Your Policy’s Face Amount will be reinstated to the same amount it was on the date your Policy was terminated;
The Surrender Charge will be based on the duration from the original Policy Date as though your Policy had not terminated, as shown in your Policy Specifications Pages.
Your Cash Value at reinstatement will equal:
●
the Reinstatement Payment net of applicable Premium Expense Charges, plus
●
the Surrender Charge which applies at the time of reinstatement, minus
●
any Monthly Deduction Charges due and unpaid at the time of termination, minus
●
any unpaid Policy loans, together with accrued loan interest, if you elected to pay off the unpaid Policy loan and accrued loan interest as part of the Reinstatement Payment.
Upon reinstatement, your Cash Value shall be at least as great as your Cash Value at the time of Lapse, and any loan(s) that have not been repaid will remain outstanding.
A new Contestable period will begin upon from the effective date of reinstatement. We will only contest on the basis of any material misrepresentations in the statements made in the application to reinstate the Policy.

South Carolina
●
Suicide Exclusion - In the event of suicide of the first of the Insureds to die, while sane or insane, within 2 years of the Issue Date, the Policy will continue in effect on the surviving Insured. Suicide of both Insureds at the same time or of the last surviving Insured, while sane or insane, within 2 years of the Issue Date, is not covered by your Policy. In that event, your Policy will end and the only amount payable will be the premiums paid to us, minus any outstanding loan and accrued loan interest and any partial surrender benefits paid.
If your Policy’s Face Amount is increased or the Life Insurance Benefit is increased due to an Unplanned Premium payment, a new 2-year suicide exclusion period will apply to that increase beginning on the effective date of such increase or payment. In that event, the only amount of proceeds payable with respect to that Face Amount increase or payment will be the total Monthly Cost of Insurance Charge we deducted for that Face Amount increase or payment. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.
Rider Availability
Premium Deposit Account (“PDA”)
●
The PDA is available through Rider in Illinois, Indiana, Kansas, Pennsylvania, Tennessee, Texas and Washington. In all other jurisdictions, the PDA is available through a valid PDA Agreement with NYLIAC.
●
California- The maximum number of Planned Premiums that can be funded through the PDA is 9 annual or 119 Monthly.
●
Kansas- Partial withdrawals of any amount in the PDA is available at anytime subject to a withdrawal fee.
●
Pennsylvania- We reserve the right to defer payment of a full cash withdrawal for up to 6 months for the date of request.
●
Tennessee- We reserve the right to defer payment of a full cash withdrawal for up to 6 months from the date of request.
●
Texas- There is no withdrawal fee for any withdrawals from the PDA. Unless it is a Special Withdrawal as defined in the Rider, a full cash withdrawal is only permitted after the first 5 Policy Years. Deposits into the PDA may not exceed $500,000.

Appendix: Eligible Portfolios Available Under the Policy
The Eligible Portfolios
The following is a list of the Eligible Portfolios currently available under the policy. Before you invest, you should review the prospectuses for the Portfolios. These prospectuses contain more information about the Portfolios and their risks and may be amended from time to time. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/PUFT/svulaccii.You can also request this information at no cost by calling 1-800-598-2019 or sending an email request to SVULAccumulatorIIProspectus@newyorklife.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Equity	NYLIM VP American Century Large Cap Equity (formerly NYLI VP American Century Sustainable Equity)—Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) Subadviser: American Century Investment Management, Inc.	0.68%	11.34%	13.96%	11.86%
Asset Allocation	NYLIM VP Balanced—Initial Class Adviser: New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and Wellington Management LLP (“Wellington”)	0.72%	11.44%	7.41%	7.30%
Investment Grade Bond	NYLIM VP Bond—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.55%	6.83%	(0.63) %	1.96%
Sector	NYLIM VP CBRE Global Infrastructure—Initial Class Adviser: New York Life Investments Subadviser: CBRE Investment Management Listed Real Assets LLC	0.95%*	15.60%	7.06%	2.64%
Asset Allocation	NYLIM VP Conservative Allocation—Initial Class Adviser: New York Life Investments	0.55%	9.56%	3.93%	5.40%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Equity	NYLIM VP Dimensional U.S. Equity—Initial Class Adviser: New York Life Investments Subadviser: Dimensional Fund Advisors LP	0.54%	13.75%	12.39%	12.68%
Large Cap Equity	NYLIM VP Epoch U.S. Equity Yield—Initial Class Adviser: New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	0.68%*	14.24%	12.02%	9.96%
Asset Allocation	NYLIM VP Equity Allocation—Initial Class Adviser: New York Life Investments	0.69%	13.98%	8.17%	9.34%
Sector	NYLIM VP Fidelity Institutional AM® Utilities—Initial Class Adviser: New York Life Investments Subadviser: FIAM LLC	0.68%	13.79%	12.34%	10.97%
Non-Investment Grade Bond	NYLIM VP Floating Rate—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.64%	5.13%	5.43%	5.01%
Asset Allocation	NYLIM VP Growth Allocation—Initial Class Adviser: New York Life Investments	0.64%	12.52%	7.33%	8.32%
Alternatives	NYLIM VP Hedge Multi-Strategy—Initial Class Adviser: New York Life Investments	1.01%*	8.05%	2.92%	2.07%
Asset Allocation	NYLIM VP Income Builder—Initial Class Adviser: New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.63%*	16.99%	6.56%	7.40%
Asset Allocation	NYLIM VP Janus Henderson Balanced—Initial Class Adviser: New York Life Investments Subadviser: Janus Henderson Investors US LLC (“Janus”)	0.58%	15.05%	8.58%	10.19%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Non-Investment Grade Bond	NYLIM VP MacKay Convertible—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.59%	16.40%	5.60%	10.38%
Non-Investment Grade Bond	NYLIM VP MacKay High Yield Corporate Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.59%*	6.87%	4.44%	6.14%
Non-Investment Grade Bond	NYLIM VP MacKay Strategic Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.65%	8.87%	3.98%	4.40%
Investment Grade Bond	NYLIM VP MacKay U.S. Infrastructure Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.57%	8.44%	0.10%	1.38%
Large Cap Equity	NYLIM VP MFS® Investors Trust—Initial Class Adviser: New York Life Investments Subadviser: Massachusetts Financial Services Company (“MFS”)	0.75%	N/A	N/A	N/A
Large Cap Equity	NYLIM VP MFS® Research—Initial Class Adviser: New York Life Investments Subadviser: MFS	0.76%	N/A	N/A	N/A
Asset Allocation	NYLIM VP Moderate Allocation—Initial Class Adviser: New York Life Investments	0.58%	11.30%	5.62%	6.88%
Sector	NYLIM VP Natural Resources—Initial Class Adviser: New York Life Investments Subadviser: Newton Investment Management North America, LLC (“NIMNA”)	0.85%	15.20%	17.27%	10.88%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Sector	NYLIM VP Newton Technology Growth—Initial Class Adviser: New York Life Investments Subadviser: NIMNA	0.78%*	N/A	N/A	N/A
Investment Grade Bond	NYLIM VP PIMCO Real Return—Initial Class Adviser: New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	1.09%*	8.16%	1.36%	3.29%
International/Global Equity	NYLIM VP PineStone International Equity—Initial Class Adviser: New York Life Investments Subadviser: PineStone Asset Management Inc.	0.86%	12.29%	0.20%	5.44%
Large Cap Equity	NYLIM VP S&P 500 Index—Initial Class Adviser: New York Life Investments	0.12%*	17.72%	14.28%	14.63%
Small/Mid Cap Equity	NYLIM VP Schroders Mid Cap Opportunities—Initial Class Adviser: New York Life Investments Subadviser: Schroder Investment Management North America	0.83%*	7.27%	5.05%	7.39%
Small/Mid Cap Equity	NYLIM VP Small Cap Growth—Initial Class Adviser: New York Life Investments Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	0.86%	4.89%	1.64%	8.95%
Money Market	NYLIM VP U.S. Government Money Market—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.28%*	4.05%	3.02%	1.89%
Small/Mid Cap Equity	NYLIM VP Wellington Small Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.75%*	9.53%	5.93%	7.41%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Equity	NYLIM VP Winslow Large Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Winslow Capital Management, Inc.	0.75%	14.35%	12.69%	16.14%
Small/Mid Cap Equity	AB VPS Discovery Value Portfolio—Class A Adviser: AllianceBernstein L.P. (“AB”)	0.82%	2.89%	8.75%	8.55%
Large Cap Value	AB VPS Relative Value Portfolio—Class A Adviser: AB	0.60%*	10.47%	11.42%	10.57%
Asset Allocation	American Funds® IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.54%	15.85%	8.97%	9.77%
Investment Grade Bond	American Funds® IS The Bond Fund of America®—Class 2 Adviser: CRMC	0.47%*	7.26%	(0.14)%	2.36%
Investment Grade Bond	American Funds® IS Capital World Bond Fund®—Class 2 Adviser: CRMC	0.73%	9.39%	(2.50)%	1.23%
Large Cap Equity	American Funds® IS Growth Fund—Class 2 Adviser: CRMC	0.58%	20.24%	13.37%	17.97%
Large Cap Equity	American Funds® IS Growth-Income Fund—Class 2 Adviser: CRMC	0.53%	18.06%	13.90%	13.92%
Sector	American Funds® IS New World Fund®—Class 2 Adviser: CRMC	0.82%*	28.29%	5.33%	9.25%
International/Global Equity	American Funds® IS SMALLCAP World Fund® (formerly American Funds® IS Global Small Capitalization Fund)—Class 2 Adviser: CRMC	0.90%*	14.64%	0.49%	7.23%
Investment Grade Bond	American Funds® IS U.S. Government Securities Fund®—Class 2 Adviser: CRMC	0.50%*	7.75%	(0.23)%	1.70%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Equity	American Funds® IS Washington Mutual Investors Fund—Class 2 Adviser: CRMC	0.50%*	17.21%	13.89%	12.36%
Asset Allocation	BlackRock® Global Allocation V.I. Fund—Class I Adviser: BlackRock Advisors, LLC (“BlackRock”) Subadviser: BlackRock (Singapore) Limited and BlackRock International Limited	0.76%*	19.80%	5.79%	7.59%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund—Class I Adviser: BlackRock Subadviser: BlackRock International Limited	0.54%*	9.19%	4.79%	6.31%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited	0.66%	15.97%	11.93%	13.56%
Non-Investment Grade Bond	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 Adviser: Columbia Management Investment Advisers, LLC ("Columbia")	0.75%*	12.78%	1.70%	4.28%
Investment Grade Bond	Columbia Variable Portfolio—Intermediate Bond Fund—Class 1 Adviser: Columbia	0.52%	9.06%	(0.43)%	2.77%
Investment Grade Bond	Columbia Variable Portfolio—Small Company Growth Fund—Class 1 Adviser: Columbia	0.87%*	21.69%	3.59%	15.19%
Alternatives	DWS Alternative Asset Allocation VIP—Class A Adviser: DWS Investment Management Americas Inc. (“DIMA”) Subadviser: RREEF America LLC	0.93%	10.50%	5.29%	4.89%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	DWS Small Cap Index VIP—Class A Adviser: DIMA Subadviser: Northern Trust Investments, Inc.	0.37%*	12.64%	5.84%	9.33%
Small/Mid Cap Equity	DWS Small Mid Cap Value VIP—Class A Adviser: DIMA	0.80%*	18.21%	9.66%	7.57%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio—Initial Class Adviser: Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	0.14%	6.98%	(0.57)%	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.54%	21.52%	15.37%	15.78%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.87%	41.20%	5.88%	10.93%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.46%	19.02%	12.51%	11.60%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode Capital Management, LLC (“Geode”)	0.12%	12.32%	8.02%	N/A
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class Adviser: FMR	0.44%	13.33%	4.84%	7.38%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class Adviser: FMR	0.49%	15.52%	6.25%	8.88%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class Adviser: FMR	0.57%	18.79%	9.01%	10.87%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.56%	22.02%	11.31%	19.94%
Sector	Fidelity® VIP Health Care Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.59%	14.39%	4.18%	8.75%
International/Global Equity	Fidelity® VIP International Capital Appreciation Portfolio—Initial Class Adviser: FMR Subadviser: FIL Investment Advisors	0.78%	18.69%	6.26%	9.81%
International/Global Equity	Fidelity® VIP International Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode	0.16%	33.15%	8.02%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.37%	7.22%	0.06%	2.71%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.55%	11.75%	10.10%	10.59%
Sector	Franklin Gold and Precious Metals VIP Fund—Class 1 Adviser: Franklin Advisers, Inc. (“Franklin”)	0.70%*	N/A	N/A	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	Franklin Templeton Aggressive Model Portfolio—Class I Adviser: Franklin Templeton Fund Adviser, LLC (“FTFA”) Subadviser: Franklin	0.63%	17.30%	10.41%	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.60%	9.39%	2.92%	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.57%	13.56%	6.76%	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.57%	15.29%	8.12%	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.57%	11.76%	5.17%	N/A
International/Global Equity	Goldman Sachs VIT International Equity Insights Fund—Institutional Class Adviser: Goldman Sachs Asset Management, L.P.	0.81%*	38.48%	11.08%	8.23%
International/Global Equity	Invesco V.I. EQV International Equity Fund—Series I Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	0.90%	16.50%	3.68%	6.22%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®—Series I Shares Adviser: Invesco	0.84%	8.70%	8.34%	10.59%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio—Institutional Shares Adviser: Janus	0.72%	7.67%	7.62%	12.79%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global Equity	Janus Henderson Global Research Portfolio—Institutional Shares Adviser: Janus	0.82%	20.92%	12.51%	12.93%
Investment Grade Bond	Lord Abbett Series Fund, Inc.—Short Duration Income Portfolio—Class I Adviser: Lord, Abbett & Co. LLC	0.47%*	N/A	N/A	N/A
Large Cap Equity	LVIP ClearBridge Appreciation Fund—Standard Class (formerly ClearBridge Variable Appreciation Portfolio—Class I) Adviser: Lincoln Financial Investments Corporation (“LFIC”) Subadviser: ClearBridge Investments, LLC	0.70%*	14.50%	12.72%	13.34%
Small/Mid Cap Equity	LVIP SSgA Mid-Cap Index Fund—Standard Class Adviser: LFIC Subadviser: SSgA Funds Management, Inc.	0.35%*	13.55%	9.94%	9.31%
International Equity	MFS® International Intrinsic Equity Portfolio (formerly MFS® International Intrinsic Value Portfolio)—Initial Class Adviser: MFS	0.89%*	33.26%	7.28%	9.95%
Mid Cap Equity	MFS® Mid Cap Value Portfolio—Initial Class Adviser: MFS	0.79%*	5.98%	10.18%	9.95%
Small/Mid Cap Equity	MFS® New Discovery Series—Initial Class Adviser: MFS	0.87%*	12.96%	(0.28)%	10.74%
Foreign Large Blend	MFS® Research International Portfolio—Initial Class Adviser: MFS	0.90%*	22.05%	5.51%	7.54%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I Adviser: Neuberger Berman Investment Advisers LLC	0.86%*	5.45%	4.47%	10.96%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global Equity	Nomura VIP Emerging Markets Series (formerly Macquarie VIP Emerging Markets Series)—Standard Class Adviser: Delaware Management Company, a series of Nomura Investment Management Business Trust	1.16%*	81.26%	8.81%	12.17%
Small/Mid Cap Equity	Nomura VIP Small Cap Value Series (formerly Macquarie VIP Small Cap Value Series)—Standard Class Adviser: Delaware Management Company, a series of Nomura Investment Management Business Trust	0.74%	8.16%	9.26%	9.15%
Investment Grade Bond	PIMCO VIT Income Portfolio—Institutional Class Adviser: PIMCO	0.77%	10.36%	3.57%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class Adviser: PIMCO	0.94%	4.10%	1.18%	3.04%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio—Institutional Class Adviser: PIMCO	0.51%	5.68%	1.72%	1.94%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio—Institutional Class Adviser: PIMCO	0.50%	4.83%	3.40%	2.91%
Investment Grade Bond	PIMCO VIT Total Return Portfolio—Institutional Class Adviser: PIMCO	0.58%	9.05%	0.16%	2.51%
Sector	Principal VC Real Estate Securities Account—Class 1 Adviser: Principal Global Investors, LLC Subadviser: Principal Real Estate Investors, LLC	0.78%	1.24%	4.88%	5.94%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global Equity	Putnam VT International Value Fund—Class IA Adviser: Putnam Investment Management, LLC Subadvisers: Franklin, Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.81%	35.07%	12.77%	9.13%
Large Cap Equity	Voya Growth and Income Portfolio—Class I Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC (“Voya”)	0.67%*	18.21%	15.46%	14.62%
Investment Grade Bond	Voya Intermediate Bond Portfolio — Class I Adviser: Voya	0.55%*	7.71%	0.15%	2.66%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2027 and may be terminated at any time at the option of the Fund. Annual expenses for the Eligible Portfolios for the year ended December 31, 2025, reflect temporary fee reductions under such an arrangement.

Obtaining Additional Information

The Statement of Additional Information (“SAI”) contains additional information about the New York Life Survivorship Variable Universal Life Accumulator II (“VUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/PUFT/svulaccii. You can also request a copy of the SAI, request other information about the policies, and make inquiries by phone by calling our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.
Information about VUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.

The SEC EDGAR Contract Identifier for the Survivorship Variable Universal Life Accumulator II Policy is C000272946.

Statement of Additional Information
dated
May 1, 2026
for
New York Life Survivorship Variable Universal Life Accumulator II
from
NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
and
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)
This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Survivorship Variable Universal Life Accumulator II (“VUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2026, and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted at the following website, https://dfinview.com/NewYorkLife/PUFT/svulaccii. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.
Table of Contents

General Information And History

The VUL prospectus and SAI describe a flexible premium survivorship variable universal life insurance policy that NYLIAC issues: New York Life Survivorship Variable Universal Life Accumulator II.
About NYLIAC
NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policy described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $223.5 billion at the end of 2025. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
About NYLIAC Variable Universal Life Separate Account-I
NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.
Tax Status of NYLIAC and the Separate Account
NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.
Non-Principal Risks of Investing in the Contract

Geopolitical Risks
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, natural disasters, recessions and other events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Eligible Portfolios you choose. In light of these developments, your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance. In addition, governmental authorities have recently imposed prohibitions on transactions in investment in certain foreign sectors—for example, prohibitions imposed by the U.S. government on investment in companies in the Communist Chinese defense and related material sectors and surveillance technology sectors. If Eligible Portfolios do not comply with such prohibitions, it is possible that we could not allow contract owners to make any new investment in those Portfolios (by premium allocation or transfer), and we could even require that policyowners move any Cash Value out of the affected Eligible Portfolio(s). You should consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks and potential investment restrictions.
Additional Information About The Operation Of The Policies

The prospectus provides information about the policy and its riders. The following is additional information about these terms.
2

Changing the Face Amount of Your Policy
You can request one increase in the Face Amount each Policy Year of your policy if all of the following conditions are met:
●
both the insureds are still living;
●
the older insured is age 80 or younger;
●
the increase you are requesting is $2,500 or more;
●
the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and you submit a written application in Good Order, that is signed by the insureds and the policyowner(s) to either your registered representative or to the VPSC at one of the addresses listed on the first page of prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability
You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:
●
at least one insured is still living;
●
the decrease you are requesting will not reduce the policy’s Face Amount below $100,000; and
●
you submit a written application in Good Order signed by the policyowner(s) to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).
We may limit any decrease in the Face Amount of your policy.
Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units
The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:
(a/b)
Where:	a	=	the sum of:
(1) the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus
(2)
the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period;
and

	b	=	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.
The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.
Option Available at No Additional Charge
Policy Split Option
This option allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:
(1)
the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or
3

(2)
the effective date of a change in the federal tax law that results in:
(a)
a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the IRC), or
(b)
a reduction of at least 50% in the level of the highest marginal federal estate rate in effect on the Policy Date.
In addition, a split can be made for any other reason, if we agree. You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy, which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.
The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.
We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy into which you are splitting your policy, to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured’s age and gender on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).
The Face Amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. If the original policy has been assigned, each new policy will have the same assignment.
Splitting your policy may have certain adverse tax consequences. The IRS has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.
Examples of IRC Section 7702 on Life Insurance Benefits
Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”) can impact the Life Insurance Benefit.
Examples
(Effect of IRC Section 7702 on Life Insurance Benefit)
LIFE INSURANCE BENEFIT OPTION 1	LIFE INSURANCE BENEFIT OPTION 2
4

Example 1 (GPT)			Example 1 (GPT)
Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount			Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	100,000	550,000	(2) Cash Value	100,000	500,000
(3) IRC Sec. 7702 Percentage On Date of Death	185%*	185%*	(3) IRC Sec. 7702 Percentage On Date of Death	185%*	185%*
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,100,000	1,500,000
(5) Cash Value multiplied by 7702 percentage	185,000	1,017,500	(5) Cash Value multiplied by 7702 percentage	185,000	925,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,017,500	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,100,000	1,500,000
Example 2 (CVAT)			Example 2 (CVAT)
Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount			Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	100,000	275,000	(2) Cash Value	100,000	350,000
(3) IRC Sec. 7702 Percentage On Date of Death	389%*	389%*	(3) IRC Sec. 7702 Percentage On Date of Death	389%*	389%*
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,100,000	1,350,000
(5) Cash Value multiplied by 7702 percentage	389,000	1,069,750	(5) Cash Value multiplied by 7702 percentage	389,000	1,361,500
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,069,750	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,100,000	1,361,500
*
Percentage based on death of both insureds in first Policy Year.
Additional Information About Changing Options
You can change your Life Insurance Benefit Option once per Policy Year, provided the younger Insured is under age 121. The following examples demonstrate the impact this change can have on your Life Insurance Benefit.
5

Example
Change From Option 1 To Option 2		Change From Option 2 To Option 1
Cash Value	$200,000	Cash Value	$150,000
Face Amount before Option change	$2,000,000	Face Amount before Option change	$2,000,000
Face Amount after Option change ($2,000,000 – $200,000)	$1,800,000	Face Amount after Option change ($2,000,000 + $150,000)	$2,150,000
Life Insurance Benefit immediately before and after Option change	$2,000,000	Life Insurance Benefit immediately before and after Option change	$2,150,000
Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.0% per year. (This figure is a percentage of planned annual premiums of $1,500 and assumes a discount rate of 6%. Additional assumptions for the policy are: Male Issue Age 40, issued preferred, and Female Issue Age 40, issued preferred with an initial face amount of $250,000.)
The “Commissionable Target Premium” is used in the calculation of the maximum commission payable and is based on the Life Insurance Benefit Option you choose, the ages of the insureds at the inception of the policy, genders, risk classes, and the face amount of the policy. No commissions were paid during the last three fiscal years for this policy. Broker- dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
The policies are sold and premium payments are accepted on a continuous basis.
6

Underwriting A Policy

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what underwriting classes the insureds should be placed. Risk factors that are considered for these determinations include: (a) the insureds’ ages; (b) the insureds’ health histories; (c) whether the insureds smoke or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.
Additional Information About Charges

This example assumes a Male issue age 40 and Female issue age 40, both Preferred, a Target Premium of $2,259.50, a Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. This example assumes you pay an annual planned premium of $2,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current insurance charges and a hypothetical 6% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase or that the net annual investment return will be realized.
PREMIUM	$2,000.00
You choose the amount of premium you intend to pay and the
frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

Less sales expense charge(1)	15.00
Less state premium tax charge (2%)(1)	40.00
Less Federal tax charge (1.25%) (if applicable) (1)	25.00
NET PREMIUM	$1,920.00
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	98.25	We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.
Less total annual monthly contract charge(2)	120.00
Less total annual cost of insurance charge (varies monthly)	0.36
Less total annual Mortality and Expense Risk Charge(3)	1.73
Less total annual per Thousand Face Amount charge (not including riders)	404.04
CASH VALUE	$1,492.12	Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.
Less Surrender Charge(4) (if applicable)	1,000.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$492.12
We may assess a surrender charge when you make a Face Amount decrease, partial surrender, or full surrender in the first ten Policy
Years, or within ten years after you increase the Face Amount.(4)

The amount of loans and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)
For details about how we calculate the sales expense charge, the state premium tax charge, or the federal tax charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(2)
We currently deduct a monthly contract charge of $10 per month.
(3)
For details about how we calculate the Mortality and Expense charges for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(4)
If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.
7

Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025 incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2026 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2025 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2026 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Audited Statutory Financial Statements of NYLIAC as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 7, 2026 — are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2025 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 7, 2026 — are incorporated herein by reference.
The SEC EDGAR Contract Identifier for the Survivorship VUL Accumulator II Policy is C000272946.
8